As filed with the U.S. Securities and Exchange Commission on April 28, 2021
Registration Nos. 333-73676
811-03713

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

Registration Statement Under the Securities Act of 1933	□
Pre-Effective Amendment No.	□
Post-Effective Amendment No. 27	☒
and
Registration Statement Under the Investment Company Act of 1940
Amendment No. 73	☒
(Check appropriate box or boxes)

New England Variable Life Separate Account
(Exact Name of Registrant)
New England Life Insurance Company
(Name of Depositor)
One Financial Center
Boston, Massachusetts 02111
(Address of Depositor's Principal Executive Offices)
Depositor's Telephone Number: (980) 365-7100
New England Life Insurance Company
c/o C T Corporation System
155 Federal Street, Suite 700
Boston, Massachusetts 02110
(617) 757-6400
(Name and Address of Agent for Service)
Copy to:
Dodie C. Kent
Ronald Coenen Jr.
Eversheds Sutherland (US) LLP
The Grace Building, 40th Floor
1114 Avenue of the Americas
New York, NY 10036-7703
Approximate Date of Public Offering: On April 30, 2021 or as soon thereafter as practicable
It is proposed that this filing will become effective (check appropriate box)
□ immediately upon filing pursuant to paragraph (b)
☒ on April 30, 2021 pursuant to paragraph (b)
□ 60 days after filing pursuant to paragraph (a)(1)
□ on (date) pursuant to paragraph (a)(1) of Rule 485.
□ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

ZENITH FLEXIBLE LIFE 2002
Flexible Premium
Variable Life Insurance Policies
Issued by
New England Variable Life Separate Account of
New England Life Insurance Company
One Financial Center
Boston, Massachusetts 02111
(800) 388-4000
April 30, 2021
This prospectus describes individual flexible premium variable life insurance policies (the “Policies”) issued by New England Life Insurance Company (“NELICO”). The Policies are no longer available for sale.
You allocate net premiums among the investment Sub-Accounts of NELICO’s Variable Life Separate Account (the “Variable Account”). Each Sub-Account of the Variable Account invests in shares of an underlying Eligible Fund.
You may also allocate net premiums to our Fixed Account (not available in NJ). Special limits may apply to transfers to and from the Fixed Account.
We do not guarantee how any of the Sub-Accounts or Eligible Funds will perform. The Policies and the Eligible Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
The Securities and Exchange Commission has not approved or disapproved these Policies or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

GLOSSARY
Age.    The age of an insured refers to the insured's age at his or her nearest birthday.
Base Policy.    The Policy without riders.
Cash Surrender Value.    The amount you receive if you surrender the Policy. It is equal to the Policy's cash value reduced by any surrender charge that would apply on surrender and by any outstanding Policy loan and accrued interest.
Cash Value.    A Policy's cash value includes the amount of its cash value held in the Variable Account, the amount held in the Fixed Account and, if there is an outstanding Policy loan, the amount of its cash value held in the Loan Account.
Eligible Funds.     The mutual fund portfolios in which you may invest through your allocations to the corresponding Sub-Accounts of the Variable Account.
Fixed Account.    The Fixed Account is a part of our general account to which you may allocate net premiums. It provides guarantees of principal and interest.
Investment Start Date.    This is the later of the Policy Date and the date we first receive a premium payment for the Policy.
Loan Account.    The account to which Cash Value from the Variable and/or Fixed Accounts is transferred when a Policy loan is taken.
Monthly Deduction.     The amount deducted from the Policy’s Cash Value on the first day of each Policy month, consisting of a Policy charge, an administration and issue expense charge, an asset charge, a cost of insurance charge and charges for any optional rider benefits.
Planned Premium.    The Planned Premium is the premium payment schedule you choose to help meet your future goals under the Policy. The Planned Premium is a level amount that is subject to certain limits under the Policy.
Premiums.    Premiums include all payments under the Policy, whether a Planned Premium or an unscheduled payment.
Policy Date.    The date on which coverage under the Policy and Monthly Deductions begin. If you make a premium payment with the application, unless you request otherwise, the Policy Date is generally the date the Policy application is approved. If you choose to pay the initial premium upon delivery of the Policy, unless you request otherwise, the Policy Date is generally the date on which the Policy is delivered to you (or, in New Jersey, the date on which we receive your initial payment). Under our current administrative rules, any Policy that would be dated on the 29th, 30th or 31st of the month will receive a Policy Date of the 28th.
Sub-Account.     A division of the Variable Account which corresponds to a mutual fund portfolio, or Eligible Fund, to which you may allocate premiums and Cash Value.
Target Premium.     We use the Target Premium to determine the amount of surrender charge that may apply on a surrender, lapse, face amount reduction, or a partial withdrawal or change in death benefit option that results in a face amount reduction. The Target Premium varies by issue age, sex, smoking status and any substandard rating of the insured and the Policy's base face amount.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY
	FEES AND EXPENSES			Location in Prospectus
Charges for Early Withdrawals	During the first 10 Policy years, if you surrender your Policy, reduce its face amount, or make a change in death benefit option or partial withdrawal that reduces the face amount, or if your Policy lapses, then we will deduct a surrender charge from the Policy’s Cash Value.
The maximum surrender charge is imposed in the first Policy year and is equal to 45% of the Target Premium.
	For example, if you invest in a Policy with a Target Premium of $100,000, you could pay a surrender charge of up to $45,000 if you surrender in the first Policy year.			Charges – Surrender Charge Fee Tables
Transaction Charges	In addition to surrender charges, you may also be charged for other transactions. These other charges may include sales charges on premium payments, state and federal premium tax charges on premium payments, and charges for transfers between the Sub-Accounts and to or from the Fixed Account.			Charges – Sales Charge; Premium Tax Charge; Federal Tax Charge; Transfer Charge Fee Tables
Ongoing Fees and Expenses (annual charges)	In addition to surrender charges and other transaction charges, an investment in the Policy is subject to certain ongoing fees and expenses, including a cost of insurance charge, a Policy Charge, an Asset Charge, an administrative charge, and charges for various riders offered along with the Policy. Certain of those ongoing charges vary in amount depending on the insured’s age, risk class, and (except for unisex Policies) sex. You should view the Policy specifications page of your Policy for the specific charges applicable to your Policy.
You also bear the expenses associated with the Eligible Funds under the Policy, as shown in the following table:	Charges – Policy Charge; Asset Charge; Administration and Issue Expense Charge; Monthly Charges for the Cost of Insurance; Loan Interest Spread; Optional Benefit Charges; Portfolio Expenses

Fee Tables

Appendix C:Eligible Funds Available Under the Policy
	Annual Fee	Minimum	Maximum
	Investment options (Eligible Fund fees and expenses)*	0.28%	0.99%
*As a percentage of Eligible Fund assets.
RISKS
Risk of Loss	You can lose money by investing in the Policy.			Principal Risks of Investing in the Policy
Not a Short-Term Investment	The Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. If you make a premature withdrawal of cash from your Policy, you may incur various costs (e.g., a surrender charge) and also possible Federal income tax.			Principal Risks of Investing in the Policy Charges

	RISKS	Location in Prospectus
Risks Associated with Investment Options	An investment in the Policy is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Policy (e.g., the Eligible Funds). Each investment option, including the Fixed Account, will have its own unique risks, and you should review these investment options before making an investment decision.	The Company, The Variable Account and the Eligible Funds– The Eligible Funds The Fixed Account
Insurance Company Risks	An investment in the Policy is subject to the risks related to NELICO, including that any obligations (including obligations related to amounts invested in the Fixed Account), guarantees, or benefits are subject to NELICO’s claims-paying ability. More information about NELICO, including its financial strength ratings, is available upon request by calling (888) 243-1968.	The Company, The Variable Account and the Eligible Funds– The Company
Contract Lapse	In general, in any month that your Policy’s Cash Surrender Value is not large enough to cover the Monthly Deduction(i.e., the amount we deduct on the first day of each Policy month for charges such as the Policy charge), your Policy will be in default, and may lapse. Your Policy’s Cash Surrender Value can be impacted by poor investment performance of the Eligible Funds you select. Your Policy may also lapse if Policy loans plus accrued interest reduces the Cash Surrender Value to zero. Additionally, insufficient premium payments, withdrawals, and policy charges (including increases in those charges) could cause the Policy to lapse and you will no longer have insurance coverage. If your Policy has lapsed, in most states you may reinstate it within three years after the date of lapse. Reinstatement in all cases requires payment of certain charges described in the Policy and usually requires evidence of insurability that is satisfactory to us. Death benefits will not be paid if the Policy has lapsed.	Lapse and Reinstatement
RESTRICTIONS
Investments	Availability of Portfolios. We reserve the right to close or substitute an Eligible Fund or limit its availability to subsequent premium payments and/or transfers of Cash Value.
	Transfers. We may limit the number of transfers among the Sub-Accounts and to and from the Fixed Account to no more than 12 per Policy year. We may impose a processing charge of $25 for each transfer in excess of 12 per Policy year. We may also impose restrictions on frequent transfers. We are not currently imposing the maximum limit on transfers and withdrawals from the Fixed Account, but we reserve the right to do so.	The Company, The Variable Account and The Eligible Funds Charges – Transfer Charge
Optional Benefits	Various optional benefits may be available in the form of a rider to your Policy. Not all of these riders may be available to you. In general, supplemental insurance benefits may be (i) available only to insureds within certain age ranges and/or who meet certain criteria (e.g., terminal illness) (ii) subject to minimum and/or maximum specified amounts, and (iii) subject to certain termination conditions. We may stop offering an optional benefit at any time.	Other Benefits Available Under the Policy

	TAXES	Location in Prospectus
Tax Implications	You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy. Please note that there is no additional tax benefit to you if the Policy is purchased through a tax-qualified plan. Withdrawals will be subject to ordinary income tax and may be subject to tax penalties.	Tax Considerations
CONFLICTS OF INTEREST
Investment Professional Compensation	All firms selling the Policy receive commissions. The portion of the commission payments that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs. A selling firm, or a sales representative of a selling firm, may receive different compensation for selling one product over another and may have a financial incentive to offer or recommend the Policy over another investment. Apart from the payment of commissions, selling firms may receive additional compensation, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees.	Distribution of the Policies
Exchanges	In general, sales representatives may have a financial incentive to offer you a new insurance policy in place of the Policy you already own. You should exchange your Policy only if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own the existing Policy.	Replacing Existing Insurance Distribution of the Policies

OVERVIEW OF THE POLICY
Purpose of the Policy
The primary purpose of the Policy is to provide life insurance protection. Upon receipt of satisfactory proof of the death of the insured, we pay death proceeds to the beneficiary of the Policy. Death proceeds generally equal the death benefit on the date of the insured’s death, plus any additional insurance provided by rider, less any outstanding loan and accrued loan interest.
The Policy also gives you the opportunity for tax-deferred accumulation of assets. You can accumulate assets by allocating your Cash Value among Sub-Accounts of the Variable Account and the Fixed Account.
The Policies are designed to be held over a long term, are not offered primarily as an investment, and should not be used as a short-term savings vehicle. Various negative consequences can occur if you fail to hold the Policy long-term. For example, if you surrender your Policy, the Surrender Charge may exceed the Cash Value of your Policy and you would receive no proceeds upon surrender.
Premiums under the Policy
You choose the amount and frequency of premium payments, generally. You select a Planned Premium schedule, which consists of a first-year premium amount and an amount for subsequent premium payments. You can pay Planned Premiums on an annual, semi-annual or quarterly schedule, or on a monthly schedule with our consent. You may skip Planned Premium payments or make different or additional payments. Additional payments could be subject to underwriting. No payment can be less than $10 ($10 for payments made through a pre-authorized checking arrangement or certain other monthly payment arrangements).
You can allocate your premiums and Cash Value among your choice of the Sub-Accounts in the Variable Account, each of which corresponds to a mutual fund portfolio, or “Eligible Fund.” You may also be able to allocate premiums and Cash Value to our Fixed Account, which provides guarantees of interest and principal. You may change your allocation of future premiums at any time.
Payment of insufficient premiums may result in a lapse of the Policy.
Additional information about each Eligible Fund is provided in Appendix C to this prospectus.
Policy Features
Death Proceeds.    The Policy is designed to provide life insurance protection. Upon receipt of satisfactory proof of the death of the insured, we pay death proceeds to the beneficiary of the Policy. Death proceeds generally equal the death benefit on the date of the insured’s death plus any additional insurance provided by rider, less any outstanding loan and accrued loan interest.
Death Benefit Options.    You may choose between two death benefit options:
•	a level death benefit that equals the Policy’s face amount, and
•	a variable death benefit that equals the Policy’s face amount plus the Policy’s Cash Value.
The death benefit under either option could increase to satisfy Federal tax law requirements if the Cash Value reaches certain levels. After the first Policy year and prior to the insured’s age 100 (age 85 in Florida and Oregon), you may change your death benefit option, which does not require underwriting. A change in death benefit option may have tax consequences.
Investment Options.    You can allocate premiums and Cash Value among your choice of Sub-Accounts in the Variable Account, each of which corresponds to a mutual fund portfolio. The Eligible Funds available under the Policy include several common stock funds, including funds which invest primarily in foreign securities, as well as bond funds, balanced funds, asset allocation funds and funds that invest in exchange-traded funds. As indicated, you may also be able to allocate premiums and Cash Value to our Fixed Account, which provides guarantees of interest and principal. You may change your allocation of future premiums and Cash Value at any time.

Partial Withdrawals.    You may withdraw Cash Surrender Value from your Policy at any time after the Right to Examine the Policy Period. We reserve the right to limit partial withdrawals to no more than 90% of the Policy’s Cash Surrender Value. We may limit the number of partial withdrawals to 12 per Policy year or impose a processing charge of $25 for each partial withdrawal in excess of 12 per Policy year. Partial withdrawals may have tax consequences.
Transfers and Automatic Transfer Programs.    You may transfer your Policy’s Cash Value among the Sub-Accounts or between the Sub-Accounts and the Fixed Account, although special limits apply to transfers from the Fixed Account. We may limit the number of transfers among the Sub-Accounts and the Fixed Account to no more than 12 per Policy year. We may impose a processing charge of $25 for each transfer in excess of 12 per Policy year. We may also impose restrictions on frequent transfers. (See “Transfers” for additional information on such restrictions.) We currently offer two automatic transfer programs that allow you to periodically transfer or reallocate your Cash Value among the Sub-Accounts and the Fixed Account. (See “Dollar Cost Averaging/Asset Rebalancing.”)
Loans.    You may borrow from the Cash Value of your Policy. The maximum amount you may borrow is an amount equal to the Policy’s Cash Value net of the Surrender Charge, reduced by monthly deductions and interest charges through the next Policy anniversary, increased by interest credits through the next Policy anniversary, less any existing Policy loans. We charge you a maximum annual interest rate of 3.5% on your loan. However, we credit interest at an annual rate of at least 3% on the amount we hold as security for the loan. Loans may have tax consequences.
Surrenders.    You may surrender the Policy for its Cash Surrender Value at any time while the insured is living. Cash Surrender Value equals the Cash Value reduced by any Policy loan and accrued loan interest and by any applicable Surrender Charge. A surrender may have tax consequences.
Tax Benefits.    We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. Accordingly, undistributed increases in the Cash Value of your Policy should not be taxable to you. As long as your Policy is not a modified endowment contract (MEC), partial withdrawals should be non-taxable until you have withdrawn an amount equal to your total investment in the Policy. However, different rules apply in the first fifteen Policy years, when distributions accompanied by benefit reductions may be taxable prior to a complete withdrawal of your investment in the Policy. Death benefits paid to your beneficiary should generally be free of Federal income tax. Death benefits may be subject to estate taxes. Under current Federal income tax law, the taxable portion of distributions from variable life policies is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.
Conversion Privilege.    During the first two Policy years, you have a one-time right to convert the Policy, or a portion of it, to fixed benefit coverage by electing to transfer all of your Cash Value, and to allocate all future premiums, to the Fixed Account. The purpose of the conversion is to provide you with fixed Policy values and benefits.
Supplemental Benefits and Riders.    We offer a variety of riders, at an additional charge, that provide supplemental benefits under the Policy. Riders under this Policy are:
•	Supplemental Coverage Term Rider
•	Convertible Supplemental Coverage Term Rider
•	Temporary Term Insurance Rider
•	Secondary Guarantee Rider
•	Children’s Life Insurance Rider
•	Waiver of Monthly Deduction Rider
•	Waiver of Specified Premium Rider
•	Options to Purchase Additional Insurance Rider
•	Option to Purchase Long-Term Care Insurance Rider
•	Adjustable Benefit Term Rider
•	Acceleration of Death Benefit Rider

In addition, we offer the following automatic transfer programs at no additional charge:
•	Dollar Cost Averaging
•	Asset Rebalancing
Charges for the riders are deducted monthly except for the Acceleration of Death Benefit Rider, which is a one-time charge. There is no charge with respect to the automatic transfer programs. Your financial representative can help you determine whether any of these riders is suitable for you. These riders may not be available in all states.
Personalized Illustrations.    You will receive personalized illustrations in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or Cash Value.

FEE TABLES
The following tables describe the fees and expenses that you will pay when buying, owning and surrendering or making withdrawals from the Policy. Please refer to your Policy specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time you buy the Policy, surrender or make withdrawals from the Policy, transfer Cash Value between investment options, increase the face amount, or exercise the acceleration of death benefit rider.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge Imposed on Premiums	On payment of premium	5% in all Policy years[1] (5.6% in NC)
Premium Tax Imposed on Premiums	On payment of premium	2.5% in all Policy years (1.9% in NC)
Federal Tax Imposed on Premiums	On payment of premium	1.25% in all Policy years
Surrender Charge[2]	On surrender, lapse or face amount reduction in the first 10 Policy years (and, with respect to a face amount increase, in the first 10 Policy years after the increase)	In Policy year 1, 45% of the Target Premium (less in other Policy years see footnote)[3]
Transfer Charge	On transfer of Cash Value among Sub-Accounts and to and from the Fixed Account	$25 for each transfer in excess of 12 per Policy year (Not currently charged)
Partial Withdrawal Charge	On partial withdrawal of Cash Value	$25 for each partial withdrawal in excess of 12 per Policy year (Not currently charged)
Face Amount Increase Administrative Charge	On Policy's monthly anniversary following a face amount increase	$100 per increase
Acceleration of Death Benefit Rider	At time of benefit payment	One-time fee of $150 (Not currently charged)
[1]	The Sales Charge is currently 2% of premiums paid after the tenth Policy year.
[2]	For the first partial withdrawal in each Policy year, no Surrender Charge will apply on up to 10% of the Cash Surrender Value at the time of withdrawal. The Surrender Charge period is nine years for insureds who are age 90 at issue. A pro rata portion of the Surrender Charge applies to a requested face amount reduction, as well as to a face amount reduction resulting from a partial withdrawal or a change in death benefit option.
[3]	The Target Premium varies based on issue age, sex, smoking status, substandard rating (if any), and the base Policy’s face amount. After the first Policy year, the Surrender Charge declines ratably on a monthly basis from 45% to 0% by the last month of the 10th Policy year.
The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Eligible Fund fees and expenses.
Periodic Charges Other Than Annual Eligible Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Base Policy Charges
Cost of Insurance[1]	Monthly

Charge	When Charge is Deducted	Amount Deducted
Maximum		$83.33 per $1,000 of net amount at risk[2]
Minimum		$.01 per $1,000 of net amount at risk[2]
Charge in the first Policy year for a male insured, age 35, in the preferred nonsmoker underwriting class with a base Policy face amount of $300,000		$.14 per $1,000 of net amount at risk[2]
Policy Charge	Monthly	$25 in Policy year 1
$6 in Policy years 2+
Asset Charge (annual rate imposed on Cash Value in the Variable Account)[3]	Monthly	.70% in Policy years 1-10 .35% in Policy years 11-20 .25% in Policy years 21+
Administration and Issue Expense Charge[4]	Monthly during the first 10 Policy years (and with respect to a face amount increase, during the first 10 Policy years after the increase)
Maximum		$.38 per $1,000 of base Policy and Supplemental Coverage Term Rider face amount
Minimum		$.03 per $1,000 of base Policy and Supplemental Coverage Term Rider face amount
Charge for a male insured, age 35, in the preferred nonsmoker underwriting class		$.14 per $1,000 of base Policy and Supplemental Coverage Term Rider face amount
Loan Interest Spread[5]	Annually (or on loan termination, if earlier)	.50% of loan collateral
Charges for Optional Benefits (Riders)
Supplemental Coverage Term Rider[6,7]	Monthly

Charge	When Charge is Deducted	Amount Deducted
Maximum		$83.33 per $1,000 of net amount at risk
Minimum		$.01 per $1,000 of net amount at risk
Charge in the first Policy year for a male insured, age 40, in the preferred nonsmoker underwriting class with a rider face amount of $250,000		$.21 per $1,000 of net amount at risk[8]
Convertible Supplemental Coverage Term Rider[7]	Monthly
Maximum		$83.33 per $1,000 of net amount at risk
Minimum		$.01 per $1,000 of net amount at risk
Charge in the first Policy year for a male insured, age 40, in the standard nonsmoker underwriting class with a rider face amount of $300,000		$.19 per $1,000 of net amount at risk[8]
Temporary Term Insurance Rider[7]	Monthly
Maximum		$2.92 per $1,000 of rider face amount
Minimum		$.06 per $1,000 of rider face amount
Charge for a male insured, age 35, in the preferred nonsmoker underwriting class with a rider face amount of $300,000		$.07 per $1,000 of rider face amount
Secondary Guarantee Rider	Monthly	$.01 per $1,000 of net amount at risk
Children’s Life Insurance Rider	Monthly	$.50 per $1,000 of rider face amount
Waiver of Monthly Deduction Rider[7]	Monthly

Charge	When Charge is Deducted	Amount Deducted
Maximum		$61.44 per $100 of Monthly Deduction
Minimum		$2.40 per $100 of Monthly Deduction
Charge in the first Policy year for a male insured, age 35, in the preferred nonsmoker underwriting class		$6.30 per $100 of Monthly Deduction
Waiver of Specified Premium Rider[7]	Monthly
Maximum		$21.75 per $100 of Specified Premium
Minimum		$1.30 per $100 of Specified Premium
Charge in the first Policy year for a male insured, age 30, in the preferred nonsmoker underwriting class		$2.80 per $100 of Specified Premium
Options to Purchase Additional Life Insurance Rider[7]	Monthly
Maximum		$.25 per $1,000 of Option amount
Minimum		$.02 per $1,000 of Option amount
Charge for a male insured, age 20, in the standard nonsmoker underwriting class with a face amount of $100,000		$.05 per $1,000 of Option amount
Option to Purchase Long Term Care Insurance Rider[7]	Monthly
Maximum		$1.88 per $10 of initial daily benefit amount
Minimum		$.20 per $10 of initial daily benefit amount
Charge for a male insured, age 40, in the preferred nonsmoker underwriting class		$.48 per $10 of initial daily benefit amount
Adjustable Benefit Term Rider[7]	Monthly

Charge	When Charge is Deducted	Amount Deducted
Maximum		$83.33 per $1,000 of net amount at risk
Minimum		$.01 per $1,000 of net amount at risk
Charge in the first Policy year for a male insured, age 35, in the preferred nonsmoker underwriting class with a rider face amount of $300,000		$.14 per $1,000 of net amount at risk[9]
[1]	The cost of insurance charge varies based on individual characteristics, including the insured’s age, risk class and, except for unisex Policies, sex. The cost of insurance charge may not be representative of the charge that a particular Policy Owner would pay. The Maximum charge is based on the least favorable risk class and the Minimum charge is based on the most favorable risk class. You can obtain more information about the cost of insurance or other charges that would apply for a particular insured by contacting your financial representative.
[2]	The net amount at risk is the difference between the death benefit (generally discounted at the monthly equivalent of 3% per year) and the Policy’s Cash Value.
[3]	The current Asset Charge is .60% in Policy years 1-10, .25% in Policy years 11-20 and .15% thereafter. We are currently waiving the following amount of the Asset Charge: 0.08% for the Sub-Account investing in the BlackRock Large Cap Core Portfolio and an amount equal to the Eligible Fund expenses that are in excess of 0.88% for the Sub-Account investing in the MFS Research International Portfolio (Class A).
[4]	The Administration and Issue Expense Charge varies based on the individual characteristics, including the insured’s age, risk class and, except for unisex Policies, sex. The charge shown may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the charge that would apply for a particular insured by contacting your financial representative. Currently, the Administration and Issue Expense Charge applies only to the Base Policy face amount.
[5]	We charge interest on Policy loans at an effective rate of 3.5% per year. Cash Value we hold as security for the loan ("loan collateral'') earns interest at an effective rate of not less than 3% per year. The loan interest spread is the difference between these interest rates. The current loan interest spread is .50% in Policy years 1-10, .25% in Policy years 11-20 and .00% thereafter.
[6]	The Rider is subject to the Administration and Issue Expense Charge, as described in the preceding table.
[7]	The rider charge varies based on the individual characteristics, including the insured’s age, risk class and, except for unisex Policies, sex. The charge shown may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the charge that would apply for a particular insured by contacting your financial representative.
[8]	The current charge for the representative insured is $.15 per $1,000 of net amount at risk.
[9]	The current charge for the representative insured is $.11 per $1,000 of net amount at risk.
Annual Eligible Fund Expenses
The next item shows the minimum and maximum total operating expenses charged by the Eligible Funds that you may pay periodically during the time that you own the Policy. A complete list of Eligible Funds available under the Policy, including their annual expenses, may be found in Appendix C of this prospectus.
Annual Eligible Fund Expenses
	Minimum	Maximum
Annual Eligible Fund Expenses
(expenses that are deducted from Eligible Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.28%	0.99%

PRINCIPAL RISKS OF INVESTING IN THE POLICY
The principal risks of investing in the Policy are as follows:
Investment Risk.     If you invest your Policy's Cash Value in one or more Sub-Accounts, then you will be subject to the risk that investment performance will be unfavorable and that your Cash Value will decrease. In addition, we deduct Policy fees and charges from your Policy's Cash Value, which can significantly reduce your Policy's Cash Value. During times of poor investment performance, this deduction will have an even greater impact on your Policy's Cash Value. It is possible to lose your full investment and your Policy could lapse without value, unless you pay additional premium. If you allocate Cash Value to the Fixed Account, then we credit such Cash Value with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 3%.
Surrender and Withdrawal Risks – Unsuitable as a Short-Term Savings Vehicle.    The Policy is designed to provide lifetime insurance protection. The Policy is not offered primarily as an investment and should not be used as a short-term savings vehicle. If you surrender the Policy within the first 10 Policy years (or within the first 10 Policy years following a face amount increase), you will be subject to a Surrender Charge as well as income tax on any gain that is distributed or deemed to be distributed from the Policy. You will also be subject to a Surrender Charge if you make a partial withdrawal from the Policy within the first 10 Policy years (or the first 10 Policy years following the face amount increase) if the partial withdrawal reduces the face amount (or the face amount increase).
You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy's Cash Value in the near future. Even if you do not ask to surrender your Policy, Surrender Charges may play a role in determining whether your Policy will lapse (terminate without value), because Surrender Charges determine the Cash Surrender Value, which is a measure we use to determine whether your Policy will enter the grace period (and possibly lapse).
Risk of Lapse.    Your Policy may lapse if you have paid an insufficient amount of premiums or if the investment experience of the Sub-Accounts is poor. If your Cash Surrender Value is not enough to pay the monthly deduction, your Policy may enter a 62-day grace period. We will notify you that the Policy will lapse unless you make a sufficient payment of additional premium during the grace period. Your Policy generally will not lapse: (1) during the first five Policy years, if you pay certain required premium amounts; or (2) if you are protected by the Secondary Guarantee Rider. If your Policy does lapse, your insurance coverage will terminate, although you will be given an opportunity to reinstate it. Lapse of a policy on which there is an outstanding loan may have adverse tax consequences.
Tax Risks.    We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, the rules are not entirely clear if your Policy is issued on a substandard or guaranteed issue basis. The death benefit under the Policy will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued. If your Policy is not treated as a life insurance contract under Federal tax law, increases in the Policy's Cash Value will be taxed currently.
Even if your Policy is treated as a life insurance contract for Federal tax purposes, it may become a modified endowment contract due to the payment of excess premiums or unnecessary premiums, due to a material change or due to a reduction in your death benefit. If your Policy becomes a modified endowment contract, surrenders, partial withdrawals and loans will be treated as a distribution of the earnings in the Policy and will be taxable as ordinary income to the extent thereof. In addition, if the Policy Owner is under age 59 1/2 at the time of the surrender, partial withdrawal or loan, the amount that is included in income will generally be subject to a 10% penalty tax. If the Policy is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions, although the tax consequences of loans outstanding after the tenth Policy year are uncertain. Finally, neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax. See "Tax Considerations.'' You should consult a qualified tax adviser for assistance in all Policy-related tax matters.
Loan Risks.    A Policy loan, whether or not repaid, will affect the Cash Value of your Policy over time because we subtract the amount of the loan from the Sub-Accounts and/or Fixed Account as collateral, and hold it in our Loan Account. This loan collateral does not participate in the investment experience of the Sub-Accounts or receive any higher current interest rate that may be credited to the Fixed Account. We also reduce the amount we pay on the death of the insured by the amount of any outstanding loan and accrued loan interest. Your Policy may lapse if your outstanding loan and accrued loan interest reduces the Cash Surrender Value to zero. If you surrender your Policy or your Policy lapses while there is an outstanding loan, there will generally be Federal income tax payable on the amount by which loans and partial withdrawals exceed the premiums paid. Since loans and partial withdrawals reduce your Policy’s Cash Value, any remaining Cash Value may be insufficient to pay the income tax due.
Limitations on Cash Value in the Fixed Account.    Transfers to and withdrawals from the Fixed Account must generally be in amounts of $500 or more. The total amount of transfers and withdrawals from the Fixed Account in a Policy year may not exceed a Maximum Amount equal to the greater of 25% of the Policy's Cash Surrender Value in the Fixed Account at the beginning of the year, or the Maximum Amount for the preceding Policy year. We may also limit transfers and partial withdrawals to 12 per Policy year and may impose a processing charge for transfers and partial withdrawals in excess of 12 per Policy year. We are not currently imposing the maximum limit on transfers and withdrawals from the Fixed Account, but we reserve the right to do so.
Insurance Company Risk.     It is possible that we could experience financial difficulty in the future and even become insolvent, and therefore unable to provide all of the guarantees and benefits that exceed the assets in the Variable Account that we promise.
Tax Law Changes.    Tax laws, regulations, and interpretations have often been changed in the past and such changes continue to be proposed. To the extent that you purchase a Policy based on expected tax benefits, relative to other financial or investment products or strategies, there is no certainty that such advantages will always continue to exist.
Risks of the Eligible Funds.    A comprehensive discussion of the risks associated with each of the Eligible Funds can be found in the prospectuses for the Eligible Funds. There is no assurance that any of the Eligible Funds will achieve its stated investment objective.
Cybersecurity and Certain Business Continuity Risks.     Our variable life insurance business is largely conducted through digital communications and data storage networks and systems operated by us and our service providers or other business partners (e.g., the Eligible Funds and the firms involved in the distribution and sale of our variable life insurance policies). For example, many routine operations, such as processing Policy Owners’ requests and elections and day-to-day record keeping, are all executed through computer networks and systems.
We have established administrative and technical controls and a business continuity plan to protect our operations against cybersecurity breaches. Despite these protocols, a cybersecurity breach could have a material, negative impact on NELICO and the Variable Account, as well as Policy Owners and their Policies. Our operations also could be negatively affected by a cybersecurity breach at a third party, such as a governmental or regulatory authority or another participant in the financial markets.
Cybersecurity breaches can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. Other disruptive events, including (but not limited to) natural disasters and public health crises, may adversely affect our ability to conduct business, in particular if our employees or the employees of our service providers are unable or unwilling to perform their responsibilities as a result of any such event.
Cybersecurity breaches and other disruptions to our business operations can interfere with our processing of Policy transactions, including the processing of transfer orders from our website or with the Eligible Funds; impact our ability to calculate unit values; cause the release and possible destruction of confidential Policy Owner or business information; or impede order processing or cause other operational issues. Cybersecurity breaches may also impact the issuers of the Eligible Funds, and it is possible the Eligible Funds underlying your Policy could lose value. There can be no assurance that we or our service providers or the Variable Account will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage and mitigate this risk at all times. Furthermore, we cannot control the cybersecurity plans and systems implemented by third parties, including service providers or issuers of securities in which the Variable Account invests.
COVID-19.     The outbreak of the novel coronavirus known as COVID-19 was declared a pandemic by the World Health Organization in March 2020. The pandemic has resulted in significant financial market volatility, a deterioration in general economic conditions, record-low interest rates, global business disruptions affecting companies across various industries, and wide-ranging changes in consumer behavior. The duration and impact of the COVID-19 public health crisis on the financial markets and overall economy are uncertain, as is the efficacy of government and central bank interventions. Although the Company has implemented risk management and contingency plans and taken preventative measures and other precautions so it can continue to provide products and services to its customers, it is not currently possible to accurately estimate the full impact that the COVID-19 pandemic will have on the Company. The Company continues to closely monitor this evolving situation, including the impact on services provided by third-party vendors. However, there can be no assurance that any future impact from the COVID-19 pandemic will not be significant to the Company and/or with respect to the services the Company or its customers receive from third-party vendors.
Significant market volatility and negative investment returns in the financial markets resulting from the COVID-19 pandemic could have a negative impact on returns of the Eligible Funds in which the Separate Account invests. Declines in or sustained low interest rates can cause a reduction in investment income for the Eligible Funds. If these market conditions continue, and depending on your individual circumstances (e.g., your selected investment options and the timing of any transfers or withdrawals), you may experience (perhaps significant) negative returns under the Policy. You should consult with your financial representative about how the COVID-19 pandemic and the recent market conditions may impact your future investment decisions related to the Policy, such as making premium payments, transfers, or withdrawals, based on your individual circumstances.

THE COMPANY, THE VARIABLE ACCOUNT AND THE ELIGIBLE FUNDS
The Company
New England Life Insurance Company (“NELICO”) originally was organized as a stock life insurance company called New England Variable Life Insurance Company in Delaware in 1980. On August 30, 1996, the name of the company was changed to New England Life Insurance Company, and it changed its domicile from the State of Delaware to the Commonwealth of Massachusetts.
NELICO is an indirect, wholly-owned subsidiary of, and ultimately controlled by, Brighthouse Financial, Inc. (“BHF”), a publicly-traded company. BHF, through its subsidiaries and affiliates, is one of the largest providers of annuity and life insurance products in the U.S. NELICO is located at One Financial Center, Boston, Massachusetts 02111. NELICO is licensed to conduct business in all states and in the District of Columbia. We are obligated to pay all benefits under the Policies.
The Variable Account
The New England Variable Life Separate Account is the funding vehicle for the Policies and other NELICO variable life insurance policies. Income and realized and unrealized capital gains and losses of the Variable Account are credited to the Variable Account without regard to any of our other income or capital gains or losses. Although we own the assets of the Variable Account, applicable law provides that the portion of the Variable Account assets equal to the reserves and other liabilities of the Variable Account may not be charged with liabilities that arise out of any other business we conduct. This means that the assets of the Variable Account are not available to meet the claims of our general creditors, and may only be used to support the cash values of the variable life insurance policies issued by the Variable Account. NELICO is responsible to pay all amounts promised to investors under the Policies. Any amount of the death benefit that exceeds the Policy’s Cash Value is paid from NELICO’s general account. Death benefit amounts paid from the general account are subject to the claims-paying ability of NELICO.
The Eligible Funds
Each Sub-Account of the Variable Account invests in a corresponding Eligible Fund. Each Eligible Fund is part of an open-end management investment company, more commonly known as a mutual fund, that serves as an investment vehicle for variable life insurance and variable annuity separate accounts of various insurance companies. The mutual funds that offer the Eligible Funds are the American Funds Insurance Series®, Brighthouse Funds Trust I, Brighthouse Funds Trust II and Fidelity® Variable Insurance Products. Each of these mutual funds has an investment adviser responsible for overall management of the fund. Some investment advisers have contracted with sub-advisers to make the day-to-day investment decisions for the Eligible Funds.
Information regarding each Eligible Fund, including (i) its name (ii) its investment objective (iii) its investment adviser and any subadviser (iv) current expenses and (v) performance is available in Appendix C to this prospectus. Each Eligible Fund has issued a prospectus that contains more detailed information about the Eligible Fund. You should read the prospectuses carefully before investing. The prospectuses and other information can be found online at https://dfinview.com/BHF/TAHD/BHF12. You can also request copies of this information by calling (800) 388-4000 or by sending an email request to rcg@brighthousefinancial.com.
The Eligible Funds’ investment objectives may not be met. The investment objectives and policies of certain Eligible Funds are similar to the investment objectives and policies of other funds that may be managed by the same investment adviser or sub-adviser. The investment results of the Eligible Funds may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Eligible Funds will be comparable to the investment results of any other fund.
Share Classes of the Eligible Funds
The Eligible Funds offer various classes of shares, each of which has a different level of expenses. The prospectuses for the Eligible Funds may provide information for share classes that are not available through the Policy. When you consult the prospectus for any Eligible Fund, you should be careful to refer to only the information regarding the class of shares that is available through the Policy. For the American Funds Insurance Series, we offer Class 2 shares only; for Brighthouse Funds Trust I and Brighthouse Funds Trust II, we offer Class A shares only; and for Fidelity Variable Insurance Products, we offer Initial Class shares only.
Certain Payments We Receive with Regard to the Eligible Funds
An investment adviser (other than our affiliate Brighthouse Investment Advisers, LLC) or subadviser of an Eligible Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Policies and, in the Company’s role as an intermediary, with respect to the Eligible Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Eligible Fund assets. Policy Owners, through their indirect investment in the Eligible Funds, bear the costs of these advisory fees (see the Eligible Funds’ prospectuses for more information).
The amount of the payments we receive is based on a percentage of assets of the Eligible Funds attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%. Additionally, an investment adviser (other than our affiliate Brighthouse Investment Advisers, LLC) or subadviser of an Eligible Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Policies.
We and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment adviser Brighthouse Investment Advisers, LLC, which is formed as a “limited liability company.” Our ownership interests in Brighthouse Investment Advisers, LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Eligible Funds. We will benefit accordingly from assets allocated to the Eligible Funds to the extent they result in profits to the adviser.
Certain Eligible Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. An Eligible Fund’s 12b-1 Plan, if any, is described in more detail in the Eligible Fund’s prospectus. Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under an Eligible Fund’s 12b-1 Plan decrease the Eligible Fund’s investment return.
Selection of the Eligible Funds
We select the Eligible Funds offered through this Policy based on a number of criteria, including asset class coverage, the strength of the adviser’s or subadviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Eligible Fund’s adviser or subadviser is one of our affiliates or whether the Eligible Fund, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see “Certain Payments We Receive with Regard to the Eligible Funds” above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Eligible Funds periodically and may remove an Eligible Fund or limit its availability to new Premiums and/or transfers of Cash Value if we determine that the Eligible Fund no longer meets one or more of the selection criteria, and/or if the Eligible Fund has not attracted significant allocations from Policy Owners. In some cases, we have included Eligible Funds based on recommendations made by selling firms. These selling firms may receive payments from the Eligible Funds they recommend and may benefit accordingly from the allocation of Cash Value to such Eligible Funds.
We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series. (See “Distribution of the Policies.”)

We do not provide any investment advice and do not recommend or endorse any particular Eligible Fund. You bear the risk of any decline in the Cash Value of your Policy resulting from the performance of the Eligible Funds you have chosen.
Voting Rights
We own the Eligible Fund shares held in the Variable Account and have the right to vote those shares at meetings of the Eligible Fund shareholders. However, to the extent required by Federal securities law, we will give you, as Policy Owner, the right to instruct us how to vote the shares that are attributable to your Policy.
We will determine, as of the record date, if you are entitled to give voting instructions and the number of shares to which you have a right of instruction. If we do not receive timely instructions from you, we will vote your shares for, against, or withhold from voting on, any proposition in the same proportion as the shares held in that Sub-Account for all policies for which we have received voting instructions. The effect of this proportional voting is that a small number of Policy Owners may control the outcome of a vote.
We will vote Eligible Fund shares held by our general account (or any unregistered separate account for which voting privileges were not extended) in the same proportion as the total of (i) shares for which voting instructions were received and (ii) shares that are voted in proportion to such voting instructions.
We may disregard voting instructions for changes in the investment policy, investment adviser or principal underwriter of an Eligible Fund portfolio if required by state insurance law, or if we (i) reasonably disapprove of the changes and (ii) in the case of a change in investment policy or investment adviser, make a good faith determination that the proposed change is prohibited by state authorities or inconsistent with a Sub-Account’s investment objectives. If we do disregard voting instructions, the next semi-annual report to Policy Owners will include a summary of that action and the reasons for it.
Rights Reserved by NELICO
We and our affiliates may change the voting procedures and vote Eligible Fund shares without Policy Owner instructions if the securities laws change. We also reserve the right, in our discretion: (1) to add Sub-Accounts; (2) to combine Sub-Accounts; (3) to substitute shares of another registered open-end management investment company, which may have different fees and expenses, for shares of an Eligible Fund; (4) to substitute or close a Sub-Account to allocations of premium payments or Cash Value, or both, and to existing investments or the investment of future premiums, or both, for any class of Policy or Policy Owner at any time in our sole discretion; (5) to operate the Variable Account as a management investment company under the Investment Company Act of 1940 or in any other form; (6) to deregister the Variable Account under the Investment Company Act of 1940; (7) to combine it with other Variable Accounts; and (8) to transfer assets supporting the Policies from one Sub-Account to another or from the Variable Account to other Variable Accounts, or to transfer assets to our general account as permitted by applicable law. We will exercise these rights in accordance with applicable law, including approval of Policy Owners if required. We will notify you if exercise of any of these rights would result in a material change in the Variable Account or its investments. If automatic allocations (such as dollar cost averaging or premium payments made through our pre-authorized checking arrangement) are being made to a Sub-Account that is closed, and if you do not give us other instructions, then any amounts that would have gone into the closed Sub-Account will be allocated to the BlackRock Ultra-Short Term Bond Sub-Account.
We will not make any changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes.
THE POLICIES
Purchasing a Policy
To purchase a Policy, you must submit a completed application and an initial premium to us at our Designated Office. (See "Receipt of Communications and Payments at NELICO's Designated Office''.) The minimum face amount for the base Policy is $50,000 unless we consent to a lower amount.

The Policies are available for insureds age 85 or younger on an underwritten basis and from the age of 20 to 70 on a guaranteed issue basis. (We issue guaranteed issue Policies based on very limited underwriting information.) We may consent to issue the Policies on insureds up to age 90. We can provide you with details as to our underwriting standards when you apply for a Policy. We reserve the right to modify our minimum face amount and underwriting requirements at any time. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.
We offer other variable life insurance policies that have different death benefits, policy features, and optional programs. However, these other policies also have different charges that would affect your Sub-Account performance and cash values. The Policies may also be available with term riders that provide death benefit coverage at a lower overall current cost than coverage under the base Policy; however, term riders have no surrenderable cash value and terminate at the insured's age 100. To obtain more information about these other policies and term riders, contact our Designated Office or your financial representative.
Replacing Existing Insurance
It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. You may have to pay a surrender charge on your existing insurance, and the Policy will impose a new surrender charge period. You should talk to your financial representative or tax adviser to make sure the exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy may be delayed.
Policy Owner and Beneficiary
The Policy Owner is named in the application but may be changed from time to time. While the insured is living and the Policy is in force, the Policy Owner may exercise all the rights and options described in the Policy, subject to the terms of any beneficiary designation or assignment of the Policy. These rights include selecting and changing the beneficiary, changing the owner, changing the face amount of the Policy and assigning the Policy. At the death of the Policy Owner who is not the insured, his or her estate will become the Policy Owner unless a successor Policy Owner has been named. The Policy Owner's rights (except for rights to payment of benefits) terminate at the death of the insured.
The beneficiary is also named in the application. You may change the beneficiary at any time before the death of the insured, unless the beneficiary designation is irrevocable. The beneficiary has no rights under the Policy until the death of the insured and must survive the insured in order to receive the death proceeds. If no named beneficiary survives the insured, we pay proceeds to the Policy Owner.
A change of Policy Owner or beneficiary is subject to all payments made and actions taken by us under the Policy before we receive a signed change form. You can contact your financial representative or our Designated Office for the procedure to follow.
You may assign (transfer) your rights in the Policy to someone else. An absolute assignment of the Policy is a change of Policy Owner and beneficiary to the assignee. A collateral assignment of the Policy does not change the Policy Owner or beneficiary, but their rights will be subject to the terms of the assignment. Assignments are subject to all payments made and actions taken by us under the Policy before we receive a signed copy of the assignment form. We are not responsible for determining whether or not an assignment is valid. Changing the Policy Owner or assigning the Policy may have tax consequences. (See "Tax Considerations'' below.)
24 Month Conversion Right
General Right.    Generally, during the first two Policy years, you may convert the Policy to fixed benefit coverage by transferring all of your Policy's Cash Value to the Fixed Account. The transfer will not be subject to a transfer charge, if any, and it will have no effect on the Policy's death benefit, face amount, net amount at risk, risk classification or issue age. The request to convert to fixed benefit coverage must be in written form satisfactory to us.

You may exercise this privilege only once within the first two Policy years. If you do so, we will automatically allocate all future net premiums to the Fixed Account and transfers of Cash Value to the Variable Account will no longer be permitted.
The Policy permits us to limit allocations to the Fixed Account under some circumstances. (See ""The Fixed Account.'') If we limit such allocations, you may still exercise the 24 Month Conversion Right.
For Policies Issued in Maryland, New York and Connecticut.    Under Policies issued in Maryland, New York and Connecticut, you can exchange the face amount of your Policy for a fixed benefit life insurance policy issued by us or an affiliate provided that you repay any policy loans and (1) the Policy has not lapsed and (2) the exchange is made within the first two Policy years. If you exercise this option, you will have to make up any investment loss you had under the variable life insurance policy. We make the exchange without evidence of insurability. The new policy will have the same face amount as that being exchanged. The new policy will have the same issue age, underwriting class and policy date as the variable life policy had.
Contact our Designated Office or your financial representative for more specific information about the 24 Month Conversion Right in these states. The exchange may result in a cost or credit to you. On the exchange, you may need to make an immediate premium payment on the new policy in order to keep it in force.
Other Exchange Rights
For Policies Issued in New York.    Under policies issued in New York, you can exchange your Policy while it is in force for a new policy issued by us or an affiliate which provides Paid-Up Insurance. Paid-Up Insurance will be provided by using the Cash Surrender Value of the Policy as a net single premium at the insured's age on the date of the exchange. Paid-Up Insurance is permanent insurance with no further premiums due. The face amount of the new policy of Paid-Up Insurance may be less than the face amount of this Policy.
Group or Sponsored Arrangements.    For a Policy issued in certain business situations, we offer the additional option of exchanging the face amount of the Policy at any time during the first 36 months after the Policy's issue date, if the Policy has not lapsed, to a fixed-benefit term life insurance policy issued by us or an affiliate. (Availability of this feature depends on state insurance department approval and on the insured's risk classification.) Contact your financial representative for more information about this feature.
Change of Insured Person
We offer a benefit that permits you to change the insured person under your Policy, if you provide satisfactory evidence that the person proposed to be insured is insurable and that you have an insurable interest in that person's life. The right to change the insured person is subject to some restrictions, may result in a cost or credit to you and we reserve the right to charge a fee not to exceed $25 for processing the change. A change of the insured person is a taxable exchange. In addition, a change of the insured person could reduce the amount of premiums you can pay into the Policy under Federal tax law and, therefore, may require a partial withdrawal of Cash Value. (No surrender charge will apply.)
Your financial representative can provide current information on the availability of this benefit. You should consult your tax adviser before changing the insured person under your Policy.
PREMIUMS
Flexible Premiums
Subject to the limits described below, you choose the amount and frequency of premium payments. You select a Planned Premium schedule, which is a level amount. This schedule appears in your Policy. Your Planned Premiums will not necessarily keep your Policy in force. You may skip Planned Premium payments or make additional payments. Additional payments could be subject to underwriting. No payment can be less than $10.
You can pay Planned Premiums on an annual, semi-annual or quarterly schedule or, with our consent, monthly. You can change your Planned Premium schedule by sending your request to us at our Designated Office.

You may make payments by check or you may choose to have us withdraw your premium payments from your bank checking account under our pre-authorized checking arrangement. We do not accept cash or money orders. We will send premium notices for annual, semi-annual or quarterly Planned Premiums.
You may not make premium payments on or after the Policy anniversary when the insured reaches age 100, except for premiums required during the grace period.
If any payments under the Policy exceed the ""7-pay limit'' under Federal tax law, your Policy will become a ""Modified Endowment Contract'' and you may have more adverse tax consequences with respect to certain distributions than would otherwise be the case if premium payments did not exceed the ""7-pay limit''. The amount of your ""7-pay limit'' is shown in your Policy illustration and in your annual Policy statement. If you make a payment that exceeds the ""7-pay limit'', we will notify you and give you an opportunity to receive a refund of the excess premium to prevent your Policy from becoming a Modified Endowment Contract. (See ""Tax Considerations''.) In addition, if you have selected the guideline premium test, Federal tax law limits the amount of premiums that you can pay under the Policy. You need our consent if, because of tax law requirements, a payment would increase the Policy's death benefit by more than it would increase Cash Value. We may require evidence of insurability before accepting the payment.
We allocate net payments to your Policy's Sub-Accounts as of the date we receive the payments at our Designated Office (or at our Administrative Office), if they are received before the close of regular trading on the New York Stock Exchange. Payments received after that time, or on a day that the New York Stock Exchange is not open, will be allocated to your Policy's Sub-Accounts on the next day that the New York Stock Exchange is open. (See ""Receipt of Communications and Payments at NELICO's Designated Office''.)
Under our current processing, unless you instruct us otherwise in writing, we treat a payment that is greater than the amount billed, first, as a payment of loan interest due, and second, as a premium payment. If a payment is less than the amount billed, we treat the entire payment as a premium payment. If the payment is equal to the amount billed, we apply the payment to premium and loan interest as set forth in the bill. We do not treat a payment as repayment of a Policy loan unless you instruct us to.
Amount Provided for Investment under the Policy
Investment Start Date.    Your initial net premium is credited with investment performance as of the investment start date. The investment start date is the later of the Policy Date and the date we first receive a premium payment for the Policy. For this purpose, receipt of the premium payment means the earlier of receipt by a NELICO agency or by our Designated Office. (See ""Receipt of Communications and Payments at NELICO's Designated Office''.)
Premium with Application.    If you make a premium payment with the application, unless you request otherwise, the Policy Date is the date the policy application is approved. Monthly Deductions begin on the Policy Date. You may only make one premium payment with the application. The minimum amount you must pay is set forth in the application. If we decline an application, we refund the premium payment made.
If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement beginning on the later of the date the application is signed or on the date of any required medical examination. (See ""Death Benefits''.)
Premium on Delivery.    If you pay the initial premium upon delivery of the Policy, unless you request otherwise, the Policy Date is the date of delivery, and the investment start date is the date your premium payment is received by a NELICO agency or at our Designated Office, whichever is earlier. Monthly Deductions begin on the Policy Date. In New Jersey, the Policy Date and the investment start date will generally be the date on which your premium payment is received by a NELICO agency or at our Designated Office, whichever is earlier.
Backdating.    We may sometimes backdate a Policy, if you request, by assigning a Policy Date earlier than the date the Policy application is approved. You may wish to backdate so that you can obtain lower cost of insurance rates, based on a younger insurance age. For a backdated Policy, you must also pay the No Lapse Premiums due for the period between the Policy Date and the investment start date. As of the investment start date, we allocate to the Policy those net premiums, adjusted for monthly Policy charges. Backdating is not available in New Jersey.

Right to Examine Policy
You may cancel the Policy or an increase in face amount within ten days (more in some states) after you receive it. You may return the Policy or face amount increase to our Designated Office (see ""Receipt of Communications and Payments at NELICO's Designated Office'') or your financial representative. Insurance coverage ends as soon as you return the Policy (determined by postmark, if the Policy is mailed). If you cancel the Policy, we refund any premiums paid (or any other amount that is required by state insurance law). If you return an increase in face amount, it is cancelled from its beginning, and we will return to your Cash Value the Monthly Deductions for the increase, as well as the Face Amount Increase Administration Charge.
For Policies issued in California.    If you are age 60 or older, you may cancel the Policy within 30 days after you receive it. If you elected on the Policy application to allocate 100% of your initial net premium to the BlackRock Ultra-Short Term Bond Sub-Account, we will generally refund the premiums you paid; if you elected to allocate your initial net premium to the other Sub-Accounts and/or the Fixed Account, we will refund the Policy's Cash Value.
Allocation of Net Premiums
We generally allocate your initial net premium to the Sub-Accounts and the Fixed Account as of the investment start date. In states that require a refund of premiums if you exercise the Right to Examine Policy provision, however, we hold your initial net premium in the BlackRock Ultra-Short Term Bond Sub-Account until fifteen days after we apply the initial premium to the Policy, and then we make the allocation among the Sub-Accounts and/or the Fixed Account as you choose. You can allocate to a cumulative maximum of 49 Sub-Accounts (or 48 Sub-Accounts plus the Fixed Account) over the life of the Policy. We may limit your initial selection to 25 Sub-Accounts (or 24 Sub-Accounts plus the Fixed Account). You may allocate any whole percentage to a Sub- Account. For special rules regarding allocations to the Fixed Account, see “The Fixed Account.''
You make the initial premium allocation when you apply for a Policy. You can change the allocation of future premiums at any time thereafter. The change will be effective for premiums applied on or after the date when we receive your request. You may request the change by telephone, by written request or over the Internet. (See ""Receipt of Communications and Payments at NELICO's Designated Office.'')
For Policies issued in California.    If you are age 60 or older and you allocate 100% of your initial net premium to the BlackRock Ultra-Short Term Sub-Account in order to receive a refund of premiums should you cancel the Policy during the Right to Return the Policy period, we will not automatically transfer your Cash Value or reallocate your future premiums to the other Sub-Accounts and/or the Fixed Account once the Right to Return the Policy period has ended. You must contact us to request a transfer or reallocation.
We will maintain an ongoing record of the accounts to which you allocate premiums and Cash Values. Each time you make an allocation to an account that has not previously received an allocation, the account will be added to your cumulative lifetime total. An account will not be counted more than once. You may therefore transfer all Cash Value out of an account and later reallocate Cash Value or premiums to that same account without increasing the number of accounts utilized. If an underlying fund is replaced by a new fund, the transfer of Cash Value to the new fund will not be considered a new allocation. Allocating premiums and Cash Value among a large number of accounts in early Policy years may limit your ability to take advantage of new funds that may be added in later years.
When we allocate net premiums to your Policy's Sub-Accounts, we convert them into accumulation units of the Sub-Accounts. We determine the number of accumulation units by dividing the dollar amount of the net premium by the accumulation unit value. For your initial premium, we use the accumulation unit value on the investment start date. For subsequent premiums, we use the accumulation unit value next determined after receipt of the payment. (See ""Cash Value''.)
receipt of communications and payments at
nelico’s designated office
We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Designated Office before the close of regular trading on the New York Stock Exchange on that day (usually 4:00 p.m. Eastern Time). If we receive it after that time, or if the

New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. These rules apply regardless of the reason we did not receive your request by the close of regular trading on the New York Stock Exchange—even if due to our delay (such as a delay in answering your telephone call).
We are not a fiduciary and do not give advice or make recommendations regarding insurance or investment products. Ask your financial representative for guidance regarding any requests or elections and for information about your particular investment needs. Please bear in mind that your financial representative, or any financial firm or financial professional you consult to provide advice, is not acting on our behalf. We do not recommend and are not responsible for any securities transactions or investment strategies involving securities (including Sub-Account recommendations).
The Designated Office for various Policy transactions is as follows:
Premium Payments	New England Life Insurance Company P.O. Box 371499 Pittsburgh, PA 15250-7499
Payment Inquiries and Correspondence	New England Life Insurance Company P.O. Box 323 Warwick, RI 02887-0323
Beneficiary and Ownership Changes	New England Life Insurance Company P.O. Box 392 Warwick, RI 02887-0392
Surrenders, Loans, Withdrawals and Sub-Account Transfers	New England Life Insurance Company P.O. Box 543 Warwick, RI 02887-0543
Death Claims	New England Life Insurance Company P.O. Box 353 Warwick, RI 02887-0353
Sub-Account Transfers by Telephone	(800) 200-2214
All Other Telephone Transactions and Inquiries	(800) 388-4000
You may request a transfer or a reallocation of future premiums by written request (which may be telecopied) to our Designated Office, by telephoning us, or over the Internet (subject to our restrictions on frequent transfers). To request a transfer or reallocation by telephone, you should contact your financial representative or contact us at (800) 200-2214. To request a transfer or reallocation over the Internet, you may log on to our website at www.brighthousefinancial.com.
We use reasonable procedures to confirm that instructions communicated by telephone, facsimile or Internet are genuine. Any telephone, facsimile or Internet instructions that we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. However, because telephone and Internet transactions may be available to anyone who provides certain information about you and your Policy, you should protect that information. We may not be able to verify that you are the person providing telephone or Internet instructions, or that you have authorized any such person to act for you.
Telephone, facsimile, and computer systems (including the Internet) may not always be available. Any telephone, facsimile, or computer system, whether it is yours, your service provider’s, your financial representative’s, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Designated Office.
If you send your premiums or transaction requests to an address other than the one we have designated for receipt of such premiums or requests, we may return the premium to you, or there may be a delay in applying the premium or transaction to your Policy.

Payment of Proceeds
We ordinarily pay any Cash Surrender Value, loan value or death benefit proceeds from the Sub-Accounts within seven days after we receive a request, or satisfactory proof of death of the insured (and any other information we need to pay the death proceeds). However, we may delay payment (except when a loan is made to pay a premium to us) or transfers from the Sub-Accounts: (i) if the New York Stock Exchange is closed for other than weekends or holidays, or if trading on the New York Stock Exchange is restricted, (ii) if the SEC determines that an emergency exists that makes payments or Sub-Account transfers impractical, or (iii) at any other time when the Eligible Funds or the Variable Account have the legal right to suspend payment.
We may withhold payment of surrender or loan proceeds if any portion of those proceeds would be derived from a Policy Owner’s check, or from a premium transaction under our pre-authorized checking arrangement that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communications to verify that payment from the Policy Owner’s check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Policy Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.
Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the date any death benefit is due and payable. For example, if the payment of a death benefit has been triggered, and after a thorough search, we are still unable to locate the beneficiary of the death benefit, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the policy owner last resided, as shown on our books and records. (“Escheatment” is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent your Policy’s death benefit from being paid to the state’s abandoned or unclaimed property office, it is important that you update your beneficiary designation—including complete names and complete address—if and as they change. You should contact our Designated Office in order to make a change to your beneficiary designation. (See “Receipt of Communications and Payments at NELICO’s Designated Office.”)
CASH VALUE
Your Policy’s total Cash Value includes its Cash Value in the Variable Account and in the Fixed Account. If you have a Policy loan, the Cash Value also includes the amount we hold in the Loan Account as a result of the loan. The Cash Value reflects:
—	net premium payments
—	the net investment experience of the Policy’s sub-accounts
—	interest credited to Cash Value in the Fixed Account
—	interest credited to amounts held in the Loan Account for a Policy loan
—	the death benefit option you choose
—	Policy charges
—	partial withdrawals
—	transfers among the Sub-Accounts and the Fixed Account
The Policy's total Cash Value in the Variable Account equals the number of accumulation units credited in each Sub-Account multiplied by that Sub-Account's accumulation unit value. We convert any premium, interest earned on loan Cash Value, or Cash Value allocated to a Sub-Account into accumulation units of the Sub-Account. As noted above, we allocate your premium payment, or the Cash Value you wish to transfer, if we receive the premium payment or the request to transfer before the close of business on the New York Stock Exchange. Surrenders, partial withdrawals, Policy loans, transfers and charges deducted from the Cash Value reduce the number of accumulation units credited in a Sub-Account. We determine the number of accumulation units by dividing the dollar amount of the transaction by the Sub-Account's accumulation unit value next determined following the transaction. (In the case of an initial premium, we use the accumulation unit value on the investment start date).
The accumulation unit value of a Sub-Account depends on the net investment experience of its corresponding Eligible Fund and reflects fees and expenses of the Eligible Fund. We determine the accumulation unit value as of the close of regular trading on the New York Stock Exchange on each day that the Exchange is open for trading by multiplying the most recent accumulation unit value by the net investment factor ("NIF'') for that day (see below).
The NIF for a Sub-Account reflects:
—	the change in net asset value per share of the corresponding Eligible Fund (as of the close of regular trading on the Exchange) from its last value,
—	the amount of dividends or other distributions from the Eligible Fund since the last determination of net asset value per share, and
—	any deductions for taxes that we make from the Variable Account. The NIF can be greater or less than one.
DEATH BENEFITS
If the insured dies while the Policy is in force we pay a death benefit to the beneficiary. Coverage under the Policy generally begins when you pay the initial premium. If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement for a limited time that begins on the later of the date we receive the premium payment or the date of any required medical examination. Temporary coverage is not available for proposed insureds who have received medical treatment for, or been diagnosed as having, certain conditions or diseases specified in the temporary insurance agreement. The maximum temporary coverage is the lesser of the amount of insurance applied for and $1,000,000. These provisions vary in some states.
Death Benefit Option--To Age 100.    When you apply for a Policy, you must choose between two death benefit options. If You fail to select a death benefit option in the application, we will seek the required information from you.
The Option A (Face Amount) death benefit is equal to the face amount of the Policy. The Option A death benefit is fixed, subject to increases required by the Internal Revenue Code of 1986 (the ""Code'').
The Option B (Face Amount Plus Cash Value) death benefit is equal to the face amount of the Policy, plus the Policy's Cash Value, if any. The Option B death benefit is also subject to increases required by the Internal Revenue Code.
Choice of Tax Test.    The Internal Revenue Code requires the Policy's death benefit to be not less than an amount defined in the Code. As a result, if the Cash Value grows to certain levels, the death benefit increases to satisfy tax law requirements.
When you apply for your Policy, you select which tax test will apply to the death benefit. You will choose between: (1) the guideline premium test, and (2) the Cash Value accumulation test. The test you choose at issue cannot be changed.
Under the guideline premium test, the death benefit will not be less than the Cash Value times the guideline premium factor. See Appendix A.
Under the cash value accumulation test, the death benefit will not be less than the Cash Value times the net single premium factor set by the Code. Net single premium factors are based on the age, smoking status, underwriting class and sex of the insured at the time of the calculation. Sample net single premium factors appear in Appendix A.
If Cash Value growth in the later Policy years is your main objective, the guideline premium test may be the appropriate choice because it does not require as high a death benefit as the Cash Value accumulation test, and therefore cost of insurance charges may be lower, once the Policy's death benefit is subject to increases required by the Code. If you select the Cash Value accumulation test, you can generally make a higher amount of premium payments for any given face amount, and a higher death benefit may result in the long term. If Cash Value growth in the early Policy years is your main objective, the Cash Value accumulation test may be the appropriate choice because it allows you to invest more premiums in the Policy for each dollar of death benefit.

Term Rider "In'' or "Out''.    If you add a Supplemental Coverage Term Rider to your Policy at issue, we will add the face amount of the rider to the face amount of the base Policy when we calculate the Policy death benefit under your chosen death benefit option ("Inside Term''). If you add a Convertible Supplemental Coverage Term Rider to your Policy at issue, we will not include the rider face amount in the calculation of the Policy death benefit but will simply add the face amount of the rider to the Policy proceeds ("Outside Term''). You may not select both Supplemental Coverage Term and Convertible Supplemental Coverage Term or change from one to the other.
If you choose Supplemental Coverage Term, the Policy may have greater potential for the Cash Value to grow relative to the death benefit. If you choose Convertible Supplemental Coverage Term, the Policy may have greater potential for higher Policy proceeds relative to the Cash Value. Also, you may be able to convert Convertible Supplemental Coverage Term (but not Supplemental Coverage Term) to permanent insurance. If you choose Convertible Supplemental Coverage Term, any death benefit increases required by the Code will be triggered earlier than would be the case with Supplemental Coverage Term. These increases lead to higher Monthly Deductions.
If you seek to reduce the cost of your insurance protection in the first ten Policy years, it is generally to your economic advantage to include some portion or percentage of your insurance coverage under a Supplemental Coverage Term Rider, because current charges for the rider are lower than for the base Policy in Policy years 1 through 10. In Policy years 11 through 25 current charges are the same, but starting in Policy year 26 (or the insured's age 95, if earlier), current charges for coverage under the rider are higher than under the base Policy. Guaranteed maximum charges on the rider are generally higher in all Policy years (except under Policies issued in New Jersey, where they are the same as for the base Policy). In determining how much rider coverage to include, you must balance the cost savings to be gained in the first ten Policy years against the increased cost of coverage in later Policy years. You should also be aware that unlike the base Policy, the Supplemental Coverage Term Rider terminates at age 100, and the benefit provided by the Acceleration of Death Benefit Rider (described below) does not apply to the coverage under the Supplemental Coverage Term Rider. Reductions in the face amount of the Supplemental Coverage Term Rider can only occur on Policy anniversaries. This rider is not available in New York.
The Convertible Supplemental Coverage Term Rider can also provide less expensive insurance protection than the base Policy for a period of time. However, because no portion of the Policy's Cash Value is attributable to the rider, the cost of insurance for the rider applies to the entire face amount of the rider and is not offset by any increases in the Policy's Cash Value. Therefore, the cost of coverage under the Convertible Supplemental Coverage Term Rider can become expensive relative to the base Policy cost, particularly at higher attained ages. This rider also terminates at age 100 (at age 80 in New York).
Reductions in or elimination of term rider coverage do not trigger a surrender charge, and use of a term rider generally reduces sales compensation. Because the term insurance riders don't have surrender charges, a Policy providing insurance coverage with a combination of base Policy and term rider will have a lower maximum surrender charge than a Policy with the same amount of insurance coverage provided solely by the base Policy. However, like the cost of coverage under the Policy, charges deducted from the Policy's Cash Value to pay for term rider coverage no longer participate in the investment experience of the Variable Account, and usually increase with the age of the covered individual. Term riders have no surrenderable Cash Value.
Your determination as to how to purchase a desired level of insurance coverage should be based on your specific insurance needs. Your financial representative can provide you more information on the uses of term rider coverage.
Age 100.    If the death benefit is payable on or after the insured's attained age 100, the death benefit will be:
—	the Cash Value on the date of death, if the insured was older than 80 at issue, or
—	the greater of (1) the Cash Value on the date of death, and (2) the lesser of the face amount of the Policy on the Policy anniversary when the insured was 80 and the face amount on the Policy anniversary when the insured is 100, if the insured was 80 or younger at issue.
The tax consequences of keeping the Policy in force beyond the insured's attained age 100 are unclear.

Death Proceeds Payable
The death proceeds we pay are equal to the death benefit on the date of the insured's death, reduced by any outstanding loan and accrued loan interest on that date. If death occurs during the grace period, we reduce the proceeds by the amount of unpaid Monthly Deductions. (See ""Lapse and Reinstatement''.) We increase the death proceeds (1) by any rider benefits payable and (2) by any cost of insurance charge made for a period beyond the date of death.
We may adjust the death proceeds if the insured's age or sex was misstated in the application, if death results from the insured's suicide within two years (less in some states) from the Policy's date of issue, or if a rider limits the death benefit.
Payment Options. We pay the Policy’s death benefit and Cash Surrender Value in one sum unless you or the payee choose a payment option for all or part of the proceeds. You can choose a combination of payment options. You can make, change or revoke the selection of payee or payment option before the death of the insured. You can contact your financial representative or our Designated Office for the procedure to follow. (See “Receipt of Communications and Payments at NELICO’s Designated Office” in the prospectus.) The payment options available are fixed benefit options only and are not affected by the investment experience of the Variable Account. Once payments under an option begin, withdrawal rights may be restricted. Even if the death benefit under the Policy is excludible from income, payments under Payment Options may not be excludible in full. This is because earnings on the death benefit after the insured’s death are taxable and payments under the Payment Options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under Payment Options.
The following payment options are available. You need our consent to use an option if the installment payments would be less than $20:
•	Income for a Specified Number of Years. We pay proceeds in equal monthly installments for up to 30 years, with interest at a rate not less than 3.0% a year, compounded yearly. Additional interest that we pay for any year is added to the monthly payments for that year.
•	Life Income. We pay proceeds in equal monthly installments (i) during the life of the payee, (ii) for the longer of the life of the payee or 10 years, or (iii) for the longer of the life of the payee or 20 years.
•	Life Income with Refund. We pay proceeds in equal monthly installments during the life of the payee. At the payee’s death, we pay any unpaid proceeds remaining either in one sum or in equal monthly installments until we have paid the total proceeds.
•	Interest. We hold proceeds for the life of the payee or another agreed upon period. We pay interest of at least 3.5% a year monthly or add it to the principal annually. At the death of the payee, or at the end of the period agreed to, we pay the balance of principal and any interest in one sum.
•	Specified Amount of Income. We pay proceeds plus accrued interest of at least 3.5% a year in an amount and at a frequency elected until we have paid total proceeds. We pay any amounts unpaid at the death of the payee in one sum.
•	Life Income for Two Lives. We pay proceeds in equal monthly installments (i) while either of two payees is living, (ii) for the longer of the life of the surviving payee or 10 years, or (iii) while the two payees are living and, after the death of one payee, we pay two-thirds of the monthly amount for the life of the surviving payee.
Suicide.    If the insured, while sane or insane, commits suicide within two years (or less, if required by state law) from the date of issue, the death benefit is limited to premiums paid, less any outstanding loan and loan interest to the date of death and partial withdrawals. If the insured, while sane or insane, commits suicide within two years (or less, if required by state law) after the effective date of an increase in face amount, the death benefit for such increase will be limited to the Monthly Deductions for the increase. (Where required by state law, we determine the death benefit under this provision by using the greater of: the reserve of the insurance which is subject to the provision; and the amounts used to purchase the insurance which is subject to the provision.)

Change in Death Benefit Option
After the first Policy year and prior to the insured's attained age 100 (85 in Florida and Oregon), you may change your death benefit option by written request to our Designated Office. The change will be effective on the monthly anniversary on or following the date we receive your request. We may require proof of insurability. A change in death benefit option may have tax consequences.
If you change from Option A (Face Amount) to Option B (Face Amount Plus Cash Value), we reduce the Policy's face amount if necessary so that the death benefit is the same immediately before and after the change. A face amount reduction below $50,000 requires our consent. If we reduce the face amount, we will first reduce any prior increases in face amount that you applied for, in the reverse order in which the increases occurred, then the face amount of any Supplemental Coverage Term Rider, then any remaining initial face amount (including any increase in face amount from a prior change in death benefit option), but not below the Policy minimum, and finally the face amount of any Adjustable Benefit Term Rider. A partial withdrawal of Cash Value may be necessary to meet Federal tax law limits on the amount of premiums that you can pay into the Policy. A surrender charge may apply to a Policy face amount reduction or partial withdrawal that reduces the face amount on a change from Option A to Option B. (See “Surrender Charge.”)
If you change from Option B (Face Amount Plus Cash Value) to Option A (Face Amount), we increase the Policy's face amount, if necessary, so that the death benefit is the same immediately before and after the change.
Increase in Face Amount
You may increase the Policy's face amount. We require satisfactory evidence of insurability, and the insured's attained age must not exceed the maximum age at which we currently offer new insurance for the amount of the increase. The minimum amount of increase permitted is $10,000 ($20,000 for Policies issued in New York or for insureds aged 90). The increase is effective on the monthly anniversary on or next following our receipt of a completed request at our Designated Office. An increase in face amount may have tax consequences.
A Face Amount Increase Administration Charge of $100 applies to each underwritten face amount increase, and is deducted from the Policy's Cash Value on the monthly anniversary when the increase takes effect. The face amount increase will have its own Target Premium, as well as its own surrender charge, monthly Administration and Issue Expense Charge rates, current cost of insurance rates, and Right to Examine Policy and suicide and contestability periods as if it were a new Policy. (See "Surrender Charge'', "Monthly Deduction from Cash Value'', "Partial Surrender'' and "Reduction in Face Amount''.) When calculating the monthly cost of insurance charge, we attribute the Policy's Cash Value first to any remaining initial face amount (including any increase in face amount from a prior change in death benefit option), then to the Supplemental Coverage Term Rider, then to the Adjustable Benefit Term Rider, and finally to any face amount increases in the order in which they were issued, for purposes of determining the net amount at risk.
Reduction in Face Amount
After the first Policy year, you may reduce the face amount of your Policy without receiving a distribution of any Policy Cash Value. You may reduce your Policy's face amount by reducing the face amount of your Supplemental Coverage Term Rider or your Adjustable Benefit Term Rider, if applicable, or by reducing the face amount of your base Policy.
If you decrease the face amount of your base Policy, we deduct any surrender charge that applies from the Policy's Cash Value in proportion to the amount of the face amount reduction. (A reduction in the face amount of your Supplemental Coverage Term Rider or Adjustable Benefit Term Rider will not trigger a surrender charge.)
A face amount reduction usually decreases the Policy's death benefit. (However, if we are increasing the death benefit to satisfy Federal income tax laws, a face amount reduction will not decrease the death benefit unless we deduct a surrender charge from the Cash Value. A reduction in face amount in this situation may not be advisable.) We also may decrease any rider benefits attached to the Policy. The amount of any face reduction must be at least
$10,000, and the face amount remaining after a reduction must meet our minimum face amount requirements for issue, except with our consent.

If you choose to reduce your base Policy face amount, we will first decrease any prior increases in face amount that you applied for, in the reverse order in which the increases occurred, and then any remaining initial face amount (including any increase in face amount from a prior change in death benefit option).
A reduction in face amount reduces the Federal tax law limits on the amount of premiums that you can pay under the Policy under the guideline premium test. In these cases, a portion of the Policy's Cash Value may have to be paid to you to comply with Federal tax law.
A face amount reduction takes effect as of the monthly anniversary on or next following the date when we receive a request. You may only reduce the face amount of your Supplemental Coverage Term Rider on the Policy anniversary. You can contact your financial representative or the Designated Office for information on face reduction procedures.
A reduction in the face amount of a Policy may create a Modified Endowment Contract or have other adverse tax consequences. If you are contemplating a reduction in face amount, you should consult your tax adviser regarding the tax consequences of the transaction. (See "Tax Considerations''.)
OTHER BENEFITS AVAILABLE UNDER THE POLICY
In addition to the standard death benefit associated with your Policy, other standard and/or optional benefits may also be available to you. The following table(s) summarize information about those benefits. Information about the fees associated with each benefit included in the table(s) may be found in the fee table in this prospectus.
Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Supplemental Coverage Term Rider	Provides non-convertible term life insurance	Optional	• Issued subject to our underwriting and issuance standards
• Provides fixed benefits that do not vary with the investment experience of the Variable Account
• Rider terminates at age 100
• Not available in New York

Convertible Supplemental Coverage Term Rider	Provides term life insurance that can be converted to permanent coverage	Optional	• Issued subject to our underwriting and issuance standards
• Provides fixed benefits that do not vary with the investment experience of the Variable Account
• Rider terminates at age 100 (age 80 in New York)

Temporary Term Insurance Rider	Provides life insurance from the date coverage is approved to a later Policy Date	Optional	• Issued subject to our underwriting and issuance standards • Provides fixed benefits that do not vary with the investment experience of the Variable Account • Has no surrenderable Cash Value

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Secondary Guarantee Rider	Provides for a guaranteed death benefit to age 100	Optional	• Issued subject to our underwriting and issuance standards
• Provides fixed benefits that do not vary with the investment experience of the Variable Account
• The Policy’s death benefit is only guaranteed if the required premiums are paid
• The rider terminates under certain scenarios

Waiver of Monthly Deduction Rider	Provides for waiver of monthly deductions upon the disability of the insured	Optional	• Issued subject to our underwriting and issuance standards
• Provides fixed benefits that do not vary with the investment experience of the Variable Account
• Available if Insured becomes disabled after age 5 and before age 65
• Disability must continue without disruption for at least six months
• The rider terminates under certain scenarios
Waiver of Specified Premium Rider	Provides for waiver of a specified amount of monthly premium in the event of the disability of the insured	Optional	• Issued subject to our underwriting and issuance standards
• Provides fixed benefits that do not vary with the investment experience of the Variable Account
• Available if Insured becomes disabled after age 5 and before age 65
• Disability must continue without disruption for at least six months
• The rider terminates under certain scenarios
Options to Purchase Additional Insurance Rider	Permits to the Owner to purchase additional coverage on the insured without providing evidence of insurability	Optional	• Issued subject to our underwriting and issuance standards • Provides fixed benefits that do not vary with the investment experience of the Variable Account

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Children's Life Insurance Rider	Provides insurance on the life of the insured’s children	Optional	• Issued subject to our underwriting and issuance standards
• Provides fixed benefits that do not vary with the investment experience of the Variable Account
• To be an insured the child must be between the ages of 15 months and 18 years
• Coverage terminates upon the earlier of the child’s 25th birthday or the Policy anniversary nearest the insured’s 65th birthday

Option to Purchase Long-Term Care Insurance Rider	Permits the Owner to purchase long-term care coverage on the insured without providing evidence of insurability	Optional	• Issued subject to our underwriting and issuance standards • Provides fixed benefits that do not vary with the investment experience of the Variable Account
Adjustable Benefit Term Rider	Provides term insurance coverage on the insured that allows annual adjustments and which terminates at age 100	Optional	• Issued subject to our underwriting and issuance standards • Provides fixed benefits that do not vary with the investment experience of the Variable Account
Acceleration of Death Benefit Rider	Provides an acceleration of death benefit when proof of terminal illness is furnished	Optional	• Must apply at least $20,000 of “eligible proceeds” to accelerated death benefit
• Amount applied to accelerated death benefit cannot exceed greater of $250,000 or 10% of “eligible proceeds”
• Face Amount after payment of a partial Accelerated Death Benefit must be at least $50,000
• All Policy values and the death benefit on the remaining Policy (if any) will be reduced in the same proportion as the amount of eligible proceeds to the accelerated death benefit
Exchange to Term Insurance Endorsement	Permits the Policy to be reissued as term insurance if it is surrendered within the first three Policy Years	Optional	• Issued subject to our underwriting and issuance standards
• Provides fixed benefits that do not vary with the investment experience of the Variable Account
• Exchange must be made with three years of the Policy Date

Dollar Cost Averaging	Your Cash Value is transferred periodically from any one Sub-Account to one or more other Sub-Accounts (and/or the Fixed Account) that you select	Standard	• Cannot participate in both Dollar Cost Averaging and Portfolio Rebalancing at the same time

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Portfolio Rebalancing	Automatically reallocates the Policy’s Cash Value among the Sub-Accounts and Fixed Account periodically to return the allocation to the percentages specified	Standard	• Cannot participate in both Dollar Cost Averaging and Portfolio Rebalancing at the same time
Additional Information About Other Benefits
You can add additional benefits to the Policy by rider, subject to our underwriting and issuance standards. These additional benefits usually require an additional charge as part of the Monthly Deduction from Cash Value. The rider benefits available with the Policies provide fixed benefits that do not vary with the investment experience of the Variable Account.
The following riders and endorsements, some of which have been described previously, are available:
Supplemental Coverage Term Rider, which for an additional fee, provides non-convertible term insurance on the life of the insured that terminates at age 100. This rider is not available in New York.
Key limitations associated with this rider include the following:
•	A decrease in the rider’s face amount must generally be requested within the 25 days preceding the Policy anniversary.
•	A decrease in the rider’s face amount must be at least the Minimum Face Amount Decrease as shown on the Policy Specifications page.
Convertible Supplemental Coverage Term Rider, which for an additional fee, provides term insurance that can be converted to permanent coverage on the life of the insured. After the first Policy year and before the insured reaches age 80, you can convert any portion of the term insurance then in force under the rider to a new policy, subject to age and underwriting requirements. This rider terminates at age 100 (80 in New York).
Key limitations associated with this rider include the following:
•	The rider face amount after any decrease may not be less than $10,000.
•	The rider terminates under certain scenarios (e.g., the conversion of the entire face amount of the rider to new insurance).
Temporary Term Insurance Rider, which for an additional fee, provides temporary term insurance coverage from the date of issue to the Policy Date. For example, if the issue date was January 1, 2020 and the Policy date was February 1, 2020 and the insured died on January 15, 2020, the death benefit would be paid to the beneficiary.
During the temporary term insurance period, the Policy will have no Cash Value or loan value.
Secondary Guarantee Rider, which for an additional fee, provides for a guaranteed death benefit to age 100. If, on the monthly anniversary prior to the Secondary Guarantee Date shown on the Policy Specifications page, the sum of all premiums paid on the Policy, less any partial withdrawals, less any Cash Value paid to you to allow the Policy to continue to qualify as a life insurance contract, less any outstanding loan and loan interest is greater than or equal to the sum of the Secondary Guarantee Premium for each monthly anniversary since the Policy Date, the Policy will not lapse even if the Cash Surrender Value is not sufficient to cover the Monthly Deduction. The death benefit is the greater of: the face amount of the Policy, including any increases, and the death benefit otherwise provided by the Policy, including any increases.
Key limitations associated with this rider include the following:
•	The Secondary Guarantee Premium may change if there is a change in the Policy’s face amount, the addition or deletion of a rider to the Policy, a change in the risk classification of the insured, or a change in the death benefit option.

•	The rider terminates under certain scenarios (e.g., if the Term Insurance on Covered Insured Rider is added and Guideline Premium Test has been chosen).
•	If this rider terminates, it cannot be reinstated.
Children’s Insurance Rider, which for an additional fee, provides term insurance on the lives of children of the insured. Under the rider, NELICO pays the face amount (as defined in the rider) to the beneficiary upon the death of the insured child while the rider is in force. The rider also describes how an extra amount of insurance on an insured child is provided (e.g., if the insured child marries).
Key limitations associated with this rider include the following:
•	To become an insured, a child must be between the ages of 15 days and 18 years, and the insurance terminates no later than the insured child’s 25th birthday.
•	The final date of the rider (i.e., one of the dates on which the rider would terminate) is the Policy anniversary nearest the 65th birthday of the insured.
If you purchased this rider on your Policy for a coverage amount of $5,000 and one of your insured children were to die while your Policy and this rider were still in force, NELICO would pay a $5,000 death benefit to the beneficiary.
Waiver of Monthly Deduction Rider, which for an additional fee, provides for waiver of Monthly Deductions in the event of the disability of the insured. If the insured’s disability begins before age 60, we will waive Monthly Deductions that were due during the six months of uninterrupted disability. After that, we will continue to waive Monthly Deductions for as long as the insured continues to be totally disabled. If the insured’s disability begins on or after age 60 but before age 65, we will waive Monthly Deductions that were due during the six months of uninterrupted disability. We will continue to waive Monthly Deductions after that, but no later than age 65, if the insured continues to be totally disabled. If you purchased this rider, and the insured were to become disabled (as defined in the rider) while the Policy and this rider were still in force, the Monthly Deductions would be waived while the insured was disabled. For example, if the Monthly Deduction in a given month was $100, NELICO would not deduct that $100 from the Cash Value.
Key limitations associated with this rider include the following:
•	We waive the Monthly Deductions only if specified conditions are met (e.g., the insured becomes disabled after age 5 but before age 65; disability has continued without interruption for at least 6 months; disability must not have arisen from war, where the insured is in military service).
•	The rider terminates under certain scenarios (e.g., when the insured reaches attained age 65 – except with respect to payment of any benefits for total disability occurring before attained age 60; if the Waiver of Specified Premium rider is added to the Policy).
Waiver of Specified Premium Rider, which for an additional fee provides for waiver of a specified amount of monthly premium in the event of the disability of the insured. If the insured’s disability begins before age 60, we will credit to the Policy the monthly premiums waived that were due during the six months of uninterrupted disability. After that, we will continue to credit the monthly premiums waived for as long as the insured remains totally disabled. If the insured’s disability begins on or after age 60 but before age 65, we will credit to the Policy the monthly premiums waived that were due during the six months of uninterrupted disability. We will continue to credit the monthly premiums that were waived after that, but no later than age 65, as long as the insured remains totally disabled.
Key limitations associated with this rider include the following:
•	We credit the Policy with the waived premiums only if specified conditions are met (e.g., the insured becomes disabled after age 5 but before age 65; disability has continued without interruption for at least 6 months; disability must not have arisen from war or act of war while the insured was in the military service).
•	The rider terminates under certain scenarios (e.g., when the insured reaches attained age 65 – except with respect to payment of any benefits for total disability occurring before attained age 60; if the Waiver of Monthly Deduction Rider is added to the Policy).

Options to Purchase Additional Life Insurance Rider, which for an additional fee allows the Owner to purchase additional coverage on the insured without providing evidence of insurability. The underwriting class for the increase in face amount will be based on the Underwriting Class Basis for Purchase Options shown in the rider schedule.
Key limitations associated with this rider include the following:
•	The rider terminates under certain scenarios (e.g., when the total amount of coverage issued under the rider equals the Maximum Total Option Amount; 60 days after the final Purchase Option Date).
Option to Purchase Long-Term Care Insurance Rider, which allows the Owner to purchase long-term care coverage on the insured without providing evidence of insurability.
Key limitations associated with this rider include the following:
•	The rider can be applied for within 60 days of the Purchase Option Date, as shown on the rider schedule.
•	We reserve the right to offer an option exercise credit. If an option exercise credit is paid, it will be deducted from the initial premium for the long-term care policy.
•	This rider is not contestable after it has been in force during the life of the insured for two years from the date of issue.
•	The rider terminates under certain scenarios (e.g., the effective date of the long-term care policy; 60 days after the final Purchase Option Date).
Adjustable Benefit Term Rider, which provides term insurance coverage on the insured that allows annual adjustments, and which terminates at age 100.
Acceleration of Death Benefit Rider, which for an additional fee allows a Policy Owner to accelerate payment of all or part of the Policy’s death benefit if the insured is terminally ill. In calculating the accelerated death benefit, we assume that death occurs one year from the date of claim and we discount the future death benefit using an interest rate not to exceed the greater of (1) the current yield on 90-day Treasury bills, and (2) the maximum policy loan interest rate under the Policy. The Policy Owner may not accelerate more than the greater of $250,000 or 10% of the death benefit (i.e., 10% of the “eligible proceeds” as defined in the rider). All Policy values and the death benefit on the remaining Policy (if any) will be reduced in the same proportion as the amount of eligible proceeds that was applied to the accelerated death benefit.
Key limitations associated with this rider include the following:
•	The Policy Owner must accelerate at least $20,000, but not more than the greater of $250,000 or 10% of the death benefit (i.e., 10% of the “Eligible Proceeds” as defined in the rider).
•	The face amount of the Policy after payment of the accelerated death benefit must be at least equal to our published minimum limits of issue for the Base Policy.
•	All Policy values and the death benefit on the remaining Policy (if any) will be reduced in the same proportion as the amount Eligible Proceeds that was applied to the accelerated death benefit.
•	Among the events that result in termination of the rider is payment of an accelerated death benefit.
If you added this rider to your Policy and both the Policy and rider were in force at a time where the insured was determined to be terminally ill (per the terms of the rider), you could request an acceleration of some or all of the death benefit (subject to the minimums and maximums). For example, assume the Policy’s death benefit was $100,000 and the Cash Value was $25,000 at that time. If you elect to accelerate $20,000 (20% of the death benefit), and the interest rate used to discount the future death benefit was 5%, you would receive $19,046 ($20,000 discounted at a 5% rate), the Policy’s death benefit would be reduced by 20% to $80,000, and the Policy Cash Value would be reduced in the same proportion as the death benefit (20%) to $20,000.
When this rider is exercised, a charge of not more than $150 may be deducted. Currently, we are not imposing this charge, but we reserve the right to do so in the future.

Exchange to Term Insurance Endorsement, which allows the Policy to be reissued as term insurance if it is surrendered within the first three Policy years. You can exchange the Policy for a policy which provides fixed benefit term insurance if the Policy has not lapsed, the Policy is in force under a deferred compensation plan, and if the purchase of insurance under the plan was not at the option of the Insured.
Key limitations associated with this rider include the following:
•	The new policy must be issued by us or an affiliate designated by us, have the same Insured, have a face amount equal to the amount to the coverage being exchanged, and be on a plan agreed to by the issuing company.
•	If you surrender this Policy for its Cash Surrender Value at a time when this rider would have been available, we will automatically pay an amount equal to the exchange credit in lieu of the Cash Surrender Value if we determine that the exchange credit would be greater.
Not all riders may be available to you and riders in addition to those listed above may be made available. You should consult your financial representative regarding the availability of riders.
SURRENDERS AND PARTIAL WITHDRAWALS
Surrender
You may surrender a Policy for its Cash Surrender Value at any time while the insured is living. We determine the Cash Surrender Value as of the date when we receive the surrender request. (See ""Receipt of Communications and Payments at NELICO's Designated Office''.) The Cash Surrender Value equals the Cash Value reduced by any Policy loan and accrued interest and by any applicable surrender charge. (See ""Surrender Charge''.) You may apply all or part of the Cash Surrender Value to a payment option. Once a Policy is surrendered, all coverage and benefits cease and cannot be reinstated. A surrender may result in adverse tax consequences. (See "Tax Considerations'' below.)
Partial Withdrawal
After the Right to Examine Policy period you may withdraw a portion of the Policy's Cash Surrender Value. A partial withdrawal reduces the Policy's death benefit and may reduce the Policy's face amount if necessary so that the amount at risk under the Policy will not increase. A partial withdrawal may also reduce rider benefits. We reserve the right to decline a partial withdrawal request that would reduce the face amount below the Policy's required minimum. The minimum amount of a partial withdrawal request must be $500.
We have the right to limit partial withdrawals to no more than 90% of the cash surrender value. In addition, a partial withdrawal will be limited by any restriction that we currently impose on withdrawals from the Fixed Account. (See "The Fixed Account''.) Currently, we permit partial withdrawals of up to 100% of the Cash Surrender Value in the Variable Account. We have the right to limit partial withdrawals to twelve per Policy year. Currently we do not limit the number of partial withdrawals. We reserve the right to impose a charge of $25 on each partial withdrawal in excess of twelve per Policy year.
If a partial withdrawal reduces your Policy's face amount, the amount of the surrender charge that will be deducted from your Cash Value is an amount that is proportional to the amount of the face reduction. The amount deducted will reduce the remaining surrender charge payable under the Policy. For the first partial withdrawal in each Policy year, no surrender charge will apply on up to 10% of the Cash Surrender Value at the time of the withdrawal (or, if less, the amount of the partial withdrawal).
Any face amount reduction resulting from a partial withdrawal will reduce the face amount in the following order: any remaining initial face amount (including face amount increases resulting from a change in death benefit option) down to the required minimum (excluding riders), the amount of any Supplemental Coverage Term Rider, the face amount of any Adjustable Benefit Term Rider, and any face amount increases in the same order in which they were issued.
You may not reinvest Cash Value paid upon a partial withdrawal in the Policy except as premium payments, which are subject to the charges described under "Deductions from Premiums''.
Unless you request otherwise, a partial withdrawal reduces the Cash Value in the Sub-Accounts of the Variable Account and the Fixed Account in the same proportion that the Cash Value in each bears to the Policy's total unloaned Cash Value. If current restrictions on the Fixed Account will not permit this allocation, we will ask you for an acceptable allocation. We determine the amount of Cash Surrender Value paid upon a partial withdrawal as of the date when we receive a request. You can contact your financial representative or our Designated Office for information on partial withdrawal procedures. (See "Receipt of Communications and Payments at NELICO's Designated Office''.)
A reduction in the death benefit as a result of a partial withdrawal may create a Modified Endowment Contract or have other adverse tax consequences. If you are contemplating a partial withdrawal, you should consult your tax adviser regarding the tax consequences. (See "Tax Considerations''.)
transfers
Transfer Option
After the Right to Return the Policy period, you may transfer your Policy's Cash Value among the Sub-Accounts and the Fixed Account. We reserve the right to limit transfers to 12 per Policy year. Currently we do not limit the number of Sub-Account transfers per Policy year. We reserve the right to make a charge of $25 on each transfer in excess of 12 in a Policy year. We treat all transfer requests made at the same time as a single request. The transfer is effective as of the date when we receive the transfer request if the request is received before the close of regular trading on the New York Stock Exchange. Transfer requests received after that time, or on a day that the New York Stock Exchange is not open, will be effective on the next day that the New York Stock Exchange is open. (See "Receipt of Communications and Payments at NELICO's Designated Office".) For special rules regarding transfers involving the Fixed Account, see "The Fixed Account".
Restrictions on Frequent Transfers. Frequent requests from Policy Owners to transfer cash value may dilute the value of an Eligible Fund’s shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Eligible Fund and the reflection of that change in the Eligible Fund’s share price (“arbitrage trading”). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Eligible Funds, which may in turn adversely affect Policy Owners and other persons who may have an interest in the Policies (e.g., beneficiaries).
We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Eligible Funds that are listed below (the “Monitored Portfolios”), and we monitor transfer activity in those Monitored Portfolios. In addition, as described below, we treat all other American Funds Insurance Series portfolios (“American Funds portfolios”) as Monitored Portfolios.
American Funds Global Small Capitalization Fund
Baillie Gifford International Stock Portfolio
Clarion Global Real Estate Portfolio
Harris Oakmark International Portfolio
Invesco Global Equity Portfolio
Invesco Small Cap Growth Portfolio
Loomis Sayles Small Cap Core Portfolio
Loomis Sayles Small Cap Growth Portfolio
MetLife MSCI EAFE® Index Portfolio
MetLife Russell 2000® Index Portfolio
MFS® Research International Portfolio
Neuberger Berman Genesis Portfolio
T. Rowe Price Small Cap Growth Portfolio
Western Asset Management Strategic Bond Opportunities Portfolio
We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield Eligible Funds, in a 12-month period there were: (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current Cash Value; and (3) two or more “round-trips” involving any portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. We do not believe that other Eligible Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Eligible Funds. We may change the Monitored Portfolios at any time without notice in our sole discretion.
As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Portfolios under our current frequent transfer policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Policy, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current frequent transfer policies, procedures and restrictions (described below), and transfer restrictions may be imposed upon a violation of either monitoring policy.
Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, we will impose transfer restrictions on the entire Policy and will require future transfer requests to or from any Eligible Fund under that Policy to be submitted either (i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction. Transfers made under a Dollar Cost Averaging Program, and, if applicable, any rebalancing program described in this prospectus are not treated as transfers when we monitor the frequency of transfers.
The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Eligible Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy Owners and other persons with interests in the Policies. We do not accommodate frequent transfers in any Eligible Fund and there are no arrangements in place to permit any Policy Owner to engage in frequent transfers; we apply our policies and procedures without exception, waiver, or special arrangement.
The Eligible Funds may have adopted their own policies and procedures with respect to frequent transfers in their respective shares and we reserve the right to enforce these policies and procedures. For example, Eligible Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Eligible Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Eligible Funds, we have entered into a written agreement, as required by SEC regulation, with each Eligible Fund or its principal underwriter that obligates us to provide to the Eligible Fund promptly upon request certain information about the trading activity of individual Policy Owners, and to execute instructions from the Eligible Fund to restrict or prohibit further purchases or transfers by specific Policy Owners who violate the frequent transfer policies established by the Eligible Fund.
In addition, Policy Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Eligible Funds generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance products and/or individual retirement plan participants. The omnibus nature of these orders may limit the Eligible Funds in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Eligible Funds (and thus Policy Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Eligible Funds. If an Eligible Fund believes that an omnibus order reflects one or more transfer requests from Policy Owners engaged in frequent trading, the Eligible Fund may reject the entire omnibus order.
In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Eligible Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single Policy Owner). You should read the Eligible Fund prospectuses for more details.
Restrictions on Large Transfers
Large transfers may increase brokerage and administrative costs of the underlying Eligible Funds and may disrupt portfolio management strategy, requiring an Eligible Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Eligible Funds except where the portfolio manager of a particular underlying Eligible Fund has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for “block transfers” where transfer requests have been submitted on behalf of multiple Policy Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer requests from that third party must be submitted either (i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.
Dollar Cost Averaging/ Portfolio Rebalancing
The Policy offers two automated transfer privileges: dollar cost averaging and portfolio rebalancing. With dollar cost averaging, your Cash Value will be transferred periodically from any one Sub-Account to one or more other Sub- Accounts (and/or the Fixed Account) that you select. With portfolio rebalancing, your Cash Value will be automatically reallocated among the Sub-Accounts and the Fixed Account periodically to return the allocation to the percentages you specify. These transfer privileges allow you to take advantage of investment fluctuations, but neither assures a profit nor protects against a loss in declining markets. Dollar cost averaging involves continuous investment in securities regardless of fluctuating price levels of such securities. You should consider your financial ability to continue purchases through periods of fluctuating price levels. You may not participate in both dollar cost averaging and portfolio rebalancing at the same time. If we exercise our right to limit the number of transfers in the future, or to impose a charge for transfers in excess of 12 per Policy year, transfers under these programs will not count against the total number of transfers allowed, nor be subject to any charge. For more information about these features, please contact your registered representative or see the Statement of Additional Information.
For example, under the dollar cost averaging program, you can instruct us to transfer $1,000 per month from any one Sub-Account to another Sub-Account that you select, such as the Brighthouse Bond Income Portfolio. Hypothetically, due to fluctuations in the value of the Portfolio, the $1,000 allocation might purchase 50 accumulation units of the Brighthouse Bond Income Sub-Account in the first month, 65 accumulation units in the second month and 45 accumulation units in the third month, for a total of 160 accumulation units over the three-month period. In contrast, if hypothetically, you had allocated the entire $3,000 instead of only $1,000 to the Brighthouse Bond Income Sub-Account in the first month, it would have purchased 150 accumulation units, so you would currently have 150 rather than 160 accumulation units of the Brighthouse Bond Income Sub-Account.
Under the portfolio rebalancing program, you might choose to allocate your Cash Value equally among four different Sub-Accounts, or 25% each, and instruct us to rebalance the Cash Value to these proportions on a semi-annual basis. At the end of the first six-month period, due to fluctuations in the value of the Sub-Accounts, the proportion of your Cash Value in each of the four Sub-Accounts might now be 25%, 30%, 20% and 25%. To rebalance your Cash Value evenly as you instructed, we would transfer a sufficient amount of Cash Value from the 30% Sub-Account to the 20% Sub-Account, so that 25% of the Policy’s Cash Value would now be allocated to each of the Sub-Accounts.

LOANS
You may borrow all or part of the Policy's "loan value''. The loan value equals the Policy's cash value net of the surrender charge, reduced by the Monthly Deductions and interest charges through the next Policy anniversary, increased by interest credits through the next Policy anniversary, less any existing Policy loans. The minimum loan amount is $500. We make the loan as of the date when we receive a loan request. (See ""Receipt of Communications and Payments at NELICO's Designated Office''.) You may increase your risk of lapse if you take a loan. You should contact our Designated Office or your financial representative for information on loan procedures.
A Policy loan reduces the Policy's Cash Value in the Sub-Accounts by the amount of the loan. A loan repayment increases the Cash Value in the Sub-Accounts by the amount of the repayment. Unless you request otherwise, we attribute Policy loans to the Sub-Accounts of the Variable Account and the Fixed Account in proportion to the Cash Value in each. We transfer Cash Value equal to the amount of the loan from the Sub-Accounts and the Fixed Account to the appropriate Loan Sub-Account within the Loan Account (which is part of NELICO's general account). The Loan Account has a Loan Sub-Account that corresponds to each Sub-Account of the Variable Account and the Fixed Account.
You may repay all or part of your loan at any time while the insured is still alive. When you make a loan repayment, we transfer an amount of Cash Value equal to the repayment from the Loan Account to the Sub-Accounts of the Variable Account and to the Fixed Account in the same proportion that the Cash Value in each Loan Sub- Account bears to the total Cash Value in the Loan Account. (See "Receipt of Communications and Payments at NELICO's Designated Office''.)
We guarantee that the interest rate charged on Policy loans will not be more than 3.50% per year. Currently, we charge:
—	3.5% in Policy years 1-10
—	3.25% in Policy years 11-20
—	3.00% in Policy years 21+.
Policy loan interest is due and payable annually on each Policy anniversary. If not paid when due, we add the interest accrued to the loan amount, and we transfer an amount of Cash Value equal to the unpaid interest from the Sub-Accounts and the Fixed Account to the appropriate Loan Sub-Accounts in the same manner as a new loan.
Cash Value in the Loan Account earns interest at not less than 3% per year and is transferred on each Policy anniversary to the Sub-Accounts of the Variable Account and to the Fixed Account in the same proportion that the cash value in each Loan Sub-Account bears to the total Cash Value in the Loan Account. The interest credited will also be transferred: (1) when you take a new loan; (2) when you make a full or partial loan repayment; and (3) when the Policy enters the grace period.
The amount taken from the Policy's Sub-Accounts as a result of a loan does not participate in the investment experience of the Sub-Accounts. Therefore, loans can permanently affect the death benefit and Cash Value of the Policy, even if repaid. In addition, we reduce any proceeds payable under a Policy by the amount of any outstanding loan plus accrued interest.
If a Policy loan is outstanding, it may be better to repay the loan than to pay a premium, because the payment is subject to sales and premium tax charges, and the loan repayment is not subject to charges. (See ""Deductions from Premiums''.)
A loan that is taken from, or secured by, a Policy may have tax consequences. Although the issue is not free from doubt, we believe that a loan from or secured by a Policy that is not classified as a Modified Endowment Contract should generally not be treated as a taxable distribution. Nevertheless, the tax consequences associated with loans outstanding after the tenth Policy year are uncertain. A tax adviser should be consulted when considering a loan.
LAPSE AND REINSTATEMENT
Lapse
In general, in any month that your Policy's Cash Surrender Value is not large enough to cover a Monthly Deduction, your Policy will be in default, and may lapse. Two types of premium payment levels can protect your Policy against lapse (1) for the first five Policy years, and (2) until age 100 of the insured.

First Five Policy Years.    In general, if you pay the five-year No Lapse Monthly Premiums on time, the Policy will not lapse even if the Cash Surrender Value is less than the Monthly Deduction in any month. The No Lapse Premium guarantee will be in effect for any month in which the total premiums you have paid, less all partial withdrawals and any outstanding Policy loan and loan interest, and less any Cash Value that may have been paid to you to enable the Policy to continue to qualify as life insurance for Federal tax purposes, are at least equal to the total No Lapse Premiums for the Policy up to that Policy month. If your total premium payments do not equal this amount, you will not have the protection of the five-year No Lapse Premium Guarantee. The guarantee will not apply if your Policy lapses and you later reinstate it. The No Lapse Monthly Premium is one-twelfth of the No Lapse Annual Premium amount shown in your Policy.
To Age 100.    In general, if you choose the Secondary Guarantee Rider and pay the Secondary Guarantee premiums on time, the Policy can stay in force until the insured reaches age 100, even if the Cash Surrender Value is less than the Monthly Deduction in any month. Similar to the No Lapse Premium guarantee, the Secondary Guarantee will be in effect for any month in which the total premiums you have paid, less all partial withdrawals and any outstanding Policy loan and loan interest, and less any Cash Value paid to you to enable the Policy to continue to qualify as life insurance for Federal tax purposes, are at least equal to the sum of the Secondary Guarantee Premiums for the Policy up to that Policy month. If the premiums you have paid do not equal this amount, you will not have the protection of the Secondary Guarantee Rider. We will restrict any payment that would cause the Policy to fail to meet the definition of life insurance under the Internal Revenue Code. This limitation will not cause the Secondary Guarantee Rider to terminate.
The No Lapse Premium and the Secondary Guarantee premium will be recalculated due to certain Policy changes. Each will be recalculated if (1) you change the face amount, (2) you add, delete or change rider coverage, the rating classification of your Policy is changed, or (4) we correct a misstatement of the insured's age or sex. In addition, the No Lapse Premium will be recalculated if you change the insured, and the Secondary Guarantee Premium will be recalculated if you change your death benefit option.
If you choose the Secondary Guarantee Rider, the Monthly Deduction will include a charge for the rider until the rider terminates when the insured reaches age 100, unless the rider terminates before then. The rider will also terminate upon request or in the event of the following:
—	death of the insured
—	termination of the Policy change of insured
—	addition of a term rider on the life of someone other than the insured, if you have selected the guideline premium test for the Policy.
If your Policy is protected against lapse by the five-year No Lapse Premium guarantee or the Secondary Guarantee Rider, we make the Monthly Deduction regardless of the amount of your Cash Surrender Value. If your Cash Surrender Value is insufficient to pay the Monthly Deduction in any month, your Policy will not lapse, but the shortfall will, in effect, cause your Cash Surrender Value to have a negative balance. During any period in which your Policy has negative Cash Value, no earnings will be credited to the Policy. If a negative Cash Surrender Value balance is not restored, then upon termination of the guarantee period, you will have to pay an amount sufficient to cover the accumulated outstanding Monthly Deductions, in addition to the amount you are required to pay to prevent lapse at the end of the grace period, in order to keep the Policy in force.
If your Policy is in default, you have a 62-day grace period for payment of a premium large enough to keep the Policy in force. The amount due is the least of: a premium large enough to cover the Monthly Deduction amount due and all deductions from the premium; a premium large enough to satisfy the Secondary Guarantee Rider requirement, if the Policy has the rider; and a premium large enough to meet the five-year No Lapse Monthly Premium test. We will tell you the amount due. You have insurance coverage during the grace period, but if the insured dies before you have paid the premium, we deduct from the death proceeds the amount due for the period before the date of death. If you have not paid the required premium by the end of the grace period, your Policy will lapse without value.
Your Policy may also lapse if Policy loans plus accrued interest exceed the Policy's Cash Value less the Surrender Charge. In these circumstances, we notify you that the Policy is going to terminate. The Policy terminates without value unless you make a sufficient payment within the later of 62 days from the monthly anniversary immediately before the date when the excess loan occurs or 31 days after we mail the notice. If the Policy lapses with a loan outstanding, adverse tax consequences may result. (See "Tax Considerations'' below.)
Reinstatement
If your Policy has lapsed, you may reinstate it within three years after the date of lapse if the insured has not attained age 100. If more than three years have passed, you need our consent to reinstate. Reinstatement in all cases requires payment of certain charges described in the Policy and usually requires evidence of insurability that is satisfactory to us.
If we deducted a Surrender Charge on lapse, we credit it back to the Policy's Cash Value on reinstatement. The Surrender Charge on the date of reinstatement is the same as it was on the date of lapse. When we determine the Surrender Charge and other charges except cost of insurance and the Policy loan interest rate, we do not count the amount of time that a Policy was lapsed.
Some states may require a different grace period than that described above. Please read the grace period provision of your Policy for details.
THE FIXED ACCOUNT
The Policy has a Fixed Account option only in states that approve it. It is not available under Policies issued in New Jersey.
You may allocate net premiums and transfer Cash Value to the Fixed Account, which is part of NELICO's general account. Because of exemptive and exclusionary provisions in the Federal securities laws, interests in the Fixed Account are not registered under the Securities Act of 1933. Neither the Fixed Account nor the general account is registered as an investment company under the Investment Company Act of 1940. Therefore, neither the Fixed Account, the general account nor any interests therein are generally subject to the provisions of these Acts, and the SEC does not review Fixed Account disclosure. This disclosure may, however, be subject to certain provisions of the Federal securities laws on the accuracy and completeness of prospectuses.
General Description
Our general account includes all of our assets except assets in the Variable Account or in our other separate accounts. We decide how to invest our general account assets. Fixed Account allocations do not share in the actual investment experience of the general account. Instead, we guarantee that the Fixed Account will credit interest at an annual effective rate of at least 3%. We may or may not credit interest at a higher rate. We declare the current interest rate for the Fixed Account periodically. The Fixed Account earns interest daily.
Our obligations under the Policy that exceed the Cash Value in the Variable Account are paid from our general account. Such obligations, which include the death benefit under the Base Policy as well as death and other benefits provided under any optional rider, are paid from the general account and are subject to the financial strength and claims-paying ability of the Company.
Values and Benefits
Cash Value in the Fixed Account increases from net premiums allocated and transfers to the Fixed Account and Fixed Account interest, and decreases from loans, partial withdrawals made from the Fixed Account, charges and transfers from the Fixed Account. We deduct charges from the Fixed Account and the Policy's Sub-Accounts in proportion to the amount of Cash Value in each. (See "Monthly Deduction from Cash Value''.) A Policy's total Cash Value includes Cash Value in the Variable Account, the Fixed Account, and any Cash Value held in the Loan Account due to a Policy loan.
Cash Value in the Fixed Account is included in the calculation of the Policy's death benefit in the same manner as the Cash Value in the Variable Account. (See "Death Benefits''.)

Policy Transactions
Except as described below, the Fixed Account has the same rights and limitations regarding premium allocations, transfers, loans, surrenders and partial withdrawals as the Variable Account. The following special rules apply to the Fixed Account.
After the Right to Examine Policy period, a portion of the Cash Value may be withdrawn from the Fixed Account or transferred from the Fixed Account to the Variable Account. The amount of any partial withdrawal (net of applicable surrender charges) or any transfer must be at least $500, unless the balance remaining would be less than $100, in which case you may withdraw or transfer the entire Fixed Account Cash Value. No amount may be withdrawn from the Fixed Account that would result in there being insufficient Cash Value to meet any surrender charges that would be payable immediately following the withdrawal upon the surrender of the remaining Cash Value in the Policy. The total amount of transfers and withdrawals in a Policy year may not exceed a Maximum Amount equal to the greater of (a) 25% of the Policy's Cash Surrender Value in the Fixed Account at the beginning of the Policy year, or (b) the previous Policy year's Maximum Amount (not to exceed the total Cash Surrender Value of the Policy). We are not currently imposing the maximum limit on transfers and withdrawals from the Fixed Account, but we reserve the right to do so.
Transfers and premium allocations to, and withdrawals from, the Fixed Account are limited by the Maximum Allocation Percent and Maximum Withdrawal Percent Limit set forth in your Policy and in effect at the time a transfer request is made.
There is no transaction charge for the first twelve partial withdrawals or twelve transfers in a Policy year. We reserve the right to limit partial withdrawals and transfers to twelve each in a Policy year and to impose a charge of $25 for each partial withdrawal or transfer in excess of twelve in a Policy year. We may revoke or modify the privilege of transferring amounts to or from the Fixed Account at any time. Partial withdrawals will result in the imposition of any applicable surrender charges.
Unless you request otherwise, a Policy loan reduces the Policy's Cash Value in the Sub-Accounts and the Fixed Account proportionately. We allocate all loan repayments in the same proportion that the Cash Value in each Loan Sub-Account bears to the total value of the Loan Account. The amount transferred from the Policy's Sub-Accounts and the Fixed Account as a result of a loan earns interest at an effective rate of at least 3% per year, which we credit to the Policy's Cash Value in the Sub-Accounts and the Fixed Account in proportion to the Policy's Cash Value in each on the day it is credited.
Unless you request otherwise, we take partial withdrawals from the Policy's Sub-Accounts and the Fixed Account in the same proportion that the cash value in each account bears to the Policy's total unloaned Cash Value. If current restrictions on the Fixed Account will not permit this allocation, we will ask you for an acceptable allocation.
We can delay transfers, surrenders, withdrawals and Policy loans from the Fixed Account for up to six months (to the extent allowed by state insurance law). We will not delay loans to pay premiums on policies issued by us.
CHARGES
We make certain charges and deductions under the Policy. These charges and deductions compensate us generally for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume. Services and benefits we provide:
—	the death benefit, cash, and loan benefits under the Policy
—	investment options, including premium allocations
—	administration of elective options
—	the distribution of reports to Policy Owners
Costs and expenses we incur:
—	costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)
—	overhead and other expenses for providing services and benefits
—	sales and marketing expenses

—	other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees
Risks we assume:
—	that the cost of insurance charges we may deduct are insufficient to meet our actual claims because the insureds die sooner than we estimate
—	that the cost of providing the services and benefits under the Policies exceed the charges we deduct
The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge and surrender charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the Asset Charge and the cost of insurance charge, to help cover those expenses. We may profit from certain Policy charges.
Transaction Charges
Deductions from Premiums
Prior to the allocation of a premium, we deduct a percentage of your premium payment. We credit the remaining amount (the net premium) to your cash value according to your allocation instructions. The deductions we make from each premium payment are the sales charge, the premium tax charge, and the federal tax charge.
Sales Charge.    We deduct a 5% sales charge from premiums. We impose a sales charge to reimburse us generally for policy sale expenses and distribution expenses.
The sales charge is currently 2% rather than 5% for premiums paid in Policy year 11 and thereafter. The maximum sales charge is 5.6% in North Carolina.
Premium Tax Charge.    We deduct 2.5% from each premium for premium taxes and administrative expenses. Premium taxes vary from state to state, but we deduct a flat 2.5%, which is based on an average of such taxes. Administrative expenses covered by this charge include those related to premium tax and certain other state filings.
The maximum premium tax charge is 1.9% in North Carolina.
Federal Tax Charge.    We deduct 1.25% from each premium for our Federal income tax liability related to premiums.
Example: The following chart shows the net amount that we would allocate to the Policy assuming a premium payment of $2,000 (in the first ten Policy years).
Premium	Premium
$2,000	$2,000
	–175	(8.75% x 2,000 = total sales, premium tax and Federal tax charges)
	$1,825	Net Premium
Surrender Charge
If, during the first ten Policy years, or during the first ten Policy years following a face amount increase, you surrender or lapse your Policy, reduce the face amount, or make a partial withdrawal or change in death benefit option that reduces the face amount, then we will deduct a surrender charge from the Cash Value. (For insureds whose issue age is 90 at issue of the Policy, or the face amount increase, the surrender charge period is nine years.) The maximum surrender charge is shown in your Policy. We impose a surrender charge to reimburse us generally for policy sale expenses, including commissions and other distribution, promotion, underwriting and acquisition expenses.
For the first partial withdrawal in any Policy year, no surrender charge will apply to 10% of the Cash Surrender Value at the time of the withdrawal (or, if less, the amount of the partial withdrawal).

We base the surrender charge on a percentage of the Target Premium. The surrender charge that applies during the first Policy year (or the first year following a face amount increase) is equal to 45% of the Target Premium. After the first Policy year, the surrender charge declines ratably on a monthly basis until it reaches $0 in the last month of the tenth Policy year (or the tenth year following a face amount increase).
Examples – Surrender Charges
Insured	Hypothetical Target Premium	Maximum Surrender Charge (45% of Hypothetical Target Premium)
Male, Age 45 Preferred Nonsmoker Face Amount $500,000	$ 6,900	$ 3,105
Female, Age 45 Preferred Smoker Face Amount $100,000	$ 1,328	$ 598
Male, Age 55 Standard Smoker Face Amount $1,000,000	$ 25,990	$ 11,696
The table below shows the maximum surrender charge that applies to the Policy. The table shows the charge that applies if the lapse, surrender or face amount reduction occurs in any month of Policy year one and in the last month of Policy years two through ten.
	For Policies which are Surrendered, Lapsed or Reduced During	The Maximum Surrender Charge is the Following Percentage of One Target Premium
Entire Policy Year	1	45%
Last Month of Policy Years	2	40%
	3	35%
	4	30%
	5	25%
	6	20%
	7	15%
	8	10%
	9	5%
	10	0%
In the case of a face amount reduction or a partial withdrawal or change in death benefit option that results in a face amount reduction, we deduct any surrender charge that applies from the Policy's remaining Cash Value in an amount that is proportional to the amount of the Policy's face amount surrendered. (See ""Reduction in Face Amount,'' "Partial Withdrawal'' and "Change in Death Benefit Option''.)
The surrender charge reduces the Policy's Cash Value in the Sub-Accounts and the Fixed Account in proportion to the amount of the Policy's Cash Value in each. However, if you designate the accounts from which a partial withdrawal is to be taken, the charge will be deducted proportionately from the Cash Value of the designated accounts.
Partial Withdrawal Charge
We reserve the right to impose a processing charge on each partial withdrawal in excess of 12 per Policy year. If imposed, this charge would compensate us for administrative costs in generating the withdrawn payment and in making all calculations that may be required because of the partial withdrawal.

Transfer Charge
We reserve the right to impose a processing charge on each transfer between Sub-Accounts or between a Sub- Account and the Fixed Account in excess of 12 per Policy year to compensate us generally for the costs of processing these transfers. Transfers due to dollar cost averaging or portfolio rebalancing do not count as transfers for the purpose of assessing this charge.
Base Policy Charges
Monthly Deduction from Cash Value
On the first day of each Policy month, starting with the Policy Date, we deduct the "Monthly Deduction'' from your Cash Value.
—	If your Policy is protected against lapse by the five-year No Lapse Premium guarantee or the Secondary Guarantee Rider, we make the Monthly Deduction each month regardless of the amount of your Cash Surrender Value. If your Cash Surrender Value is insufficient to pay the Monthly Deduction in any month, your Policy will not lapse, but the shortfall will, in effect, cause your Cash Surrender Value to have a negative balance. (See "Lapse and Reinstatement''.)
—	If the five-year No Lapse Premium guarantee or the Secondary Guarantee Rider is not in effect, and the Cash Surrender Value is not large enough to cover the entire Monthly Deduction, we will make the deduction to the extent Cash Value is available, but the Policy will be in default, and it may lapse. (See "Lapse and Reinstatement''.)
There is no Monthly Deduction on or after the Policy anniversary when the insured attains age 100.
The Monthly Deduction reduces the Cash Value in each Sub-Account of the Variable Account and in the Fixed Account in proportion to the Cash Value in each. However, you may request that we charge the Monthly Deduction to a specific Sub-Account of the Variable Account or to the Fixed Account. If, in any month, the designated account has insufficient Cash Surrender Value to satisfy the Monthly Deduction, we will charge the Monthly Deduction to all Sub-Accounts and, if applicable, the Fixed Account, in proportion to the Cash Value in each.
The Monthly Deduction includes the following charges:
Policy Charge.    The Policy Charge is currently equal to $25.00 per month in the first Policy year and $6.00 per month thereafter (guaranteed not to exceed these amounts in any year). The Policy Charge compensates us generally for administrative costs such as record keeping, processing death benefit claims and policy changes, preparing and mailing reports, and overhead costs.
Administration and Issue Expense Charge.    During the first ten Policy years, and during the first ten Policy years following a face amount increase, we impose a monthly charge to compensate us generally for the costs of underwriting, issuing (including sales commissions), and administering the Policy or the face amount increase. The monthly charge ranges from approximately 3 cents to 38 cents per $1000 of Base Policy and Supplemental Coverage Term Rider face amount, and varies by the insured's issue age and smoking status (at the time the Policy or a face amount increase is issued), and, except for unisex Policies, the insured's sex. Currently, the charge is applied only to the Base Policy face amount.
Face Amount Increase Administrative Charge.    Each time there is an underwritten increase in the face amount of the Base Policy, we deduct a one-time Face Amount Increase Administration Charge of $100 from the Policy's Cash Value on the monthly anniversary when the increase takes place. This charge compensates us generally for administrative expenses incurred in connection with the increase, including medical exams, review of the application for the increase, underwriting decisions, application processing, and changing Policy records and the Policy.
Monthly Charges for the Cost of Insurance.    This charge compensates us generally for the cost of providing insurance protection under your Policy. The cost of insurance charge for a Policy month is equal to the ""amount at risk'' under the Policy, multiplied by the cost of insurance rate for that Policy month. We determine the amount at risk on the first day of the Policy month after we process the Monthly Deduction, except for the cost of insurance, Waiver of Monthly Deduction Rider and Secondary Guarantee Rider charges. The amount at risk is the amount by which the death benefit

(generally discounted at the monthly equivalent of 3% per year) exceeds the Policy's Cash Value. The amount at risk is affected by investment performance, loans, premium payments, fees and charges, partial withdrawals and face amount reductions.
—	The guaranteed cost of insurance rates for a Policy depend on the insured's
—	smoking status
—	substandard rating
—	age on the first day of the Policy year
—	sex (if the Policy is sex-based).
The current cost of insurance rates will also depend on
—	underwriting class
—	the insured's age at issue (and at the time of any face amount increase) --the Policy year (and the year of any face amount increase).
We guarantee that the rates for underwritten Policies will not be higher than rates based on
—	the 1980 Commissioners Standard Ordinary Mortality Tables (the ""1980 CSO Tables'') with smoker/ nonsmoker modifications, for Policies issued on non-juvenile insureds (age 18 and above at issue), adjusted for substandard ratings or flat extras, if applicable
—	the 1980 Nonsmoker CSO Tables, for Policies issued on juvenile insureds (below age 18 at issue).
However, in all states except New Jersey, the maximum rates for coverage provided under the Supplemental Coverage Term Rider will be based on 110% of the applicable 1980 CSO Table rates.
The actual rates we use may be lower than the maximum rates, depending on our expectations about our future mortality and expense experience, lapse rates, taxes and investment earnings. We review the adequacy of our cost of insurance rates and other non-guaranteed charges periodically and may adjust them. Any change will apply prospectively.
The underwriting classes we use are
—	for Policies issued on non-juvenile insureds: preferred smoker, standard smoker, rated smoker, elite nonsmoker, preferred nonsmoker, standard nonsmoker, rated nonsmoker, guaranteed issue smoker and guaranteed issue nonsmoker
—	for Policies issued on juvenile insureds: standard and rated.
Rated and guaranteed issue Policies have higher cost of insurance deductions. We base the guaranteed maximum mortality charges for substandard ratings on multiples of the 1980 CSO Tables. (See below for a discussion of guaranteed issue Policies.)
The following standard or better smoker and non-smoker classes are available for underwritten Policies:
—	elite nonsmoker for Policies with total face amounts (Base Policy plus Supplemental Coverage or Convertible Supplemental Coverage Term Riders) of $250,000 or more where the issue age is 18 through 80;
—	preferred smoker and preferred nonsmoker for Policies with total face amounts (Base Policy plus Supplemental Coverage or Convertible Supplemental Coverage Term Riders) of $100,000 or more where the issue age is 18 through 80;
—	standard smoker and standard nonsmoker for Policies with total face amounts (Base Policy plus Supplemental Coverage or Convertible Supplemental Coverage Term Riders) of $50,000 or more where the issue age is 18 through 90.
The elite nonsmoker class offers the best current cost of insurance rates, and the preferred classes generally offer better current cost of insurance rates than the standard classes.

Cost of insurance rates are generally lower for nonsmokers than for smokers and generally lower for females than for males. Within a given underwriting class, cost of insurance rates are generally lower for insureds with lower issue ages. Where required by state law, and for Policies sold in connection with some employee benefit plans, cost of insurance rates (and Policy values and benefits) do not vary based on the sex of the insured.
We may offer Policies on a guaranteed issue basis to certain group or sponsored arrangements. The classes available are guaranteed issue smoker and guaranteed issue nonsmoker. We issue these Policies up to predetermined face amount limits. Because we issue these Policies based on minimal underwriting information, they may present a greater mortality cost to us than Policies in a standard class. Therefore, these Policies have their own cost of insurance rates. The cost of insurance rates are guaranteed not to exceed 100% of the 1980 CSO Tables (with smoker/nonsmoker modifications for non-juvenile insureds). Generally the current guaranteed issue rates will exceed current cost of insurance rates for a comparable underwritten Policy.
Some group or sponsored arrangements may be eligible to purchase Policies on a simplified underwriting basis. They may elect simplified underwriting instead of guaranteed issue or for amounts of insurance above our guaranteed issue limits. However, they may not choose guaranteed issue for some members of the group and simplified underwriting for others. There is no extra insurance charge for Policies issued on a simplified underwriting basis.
Asset Charge.    We impose a charge for our mortality and expense risks. Currently, the charge is made monthly, based on the cash value of the Policy in the Sub-Accounts of the Variable Account, at an annual rate of .60% in Policy years 1 through 10; .25% in Policy years 11 through 20; and .15% thereafter. The charge is guaranteed not to exceed .70% in Policy years 1 through 10; .35% in Policy years 11 through 20; and .25% thereafter.
The mortality risk we assume is that insureds may live for shorter periods of time than we estimated. The expense risk is that our costs of issuing and administering the Policies may be more than we estimated.
Loan Interest Spread
We charge you interest on a loan at a maximum effective rate of 3.5% per year, compounded daily. We also credit interest on the amount we take from the Policy's accounts as a result of the loan at a minimum annual effective rate of 3% per year, compounded daily. As a result, the loan interest spread will never be more than .50%.
Optional Benefit Charges
Each optional rider is subject to its own charge, which is in addition to the charges applicable to the Base Policy. The charges set forth here are the maximum charges – please see the Fee Tables section of this prospectus for current charges and certain other information.
Supplemental Coverage Term Rider. The charge for this rider varies, based on the insured’s individual characteristics, such as age, risk class and (except for unisex policies) sex. The maximum charge of $83.33 per $1,000 of the net amount at risk is deducted monthly. The charge compensates us generally for the risks associated with the premature death of the insured.
Convertible Supplemental Coverage Term Rider. The charge for this rider varies, based on the insured’s individual characteristics, such as age, risk class and (except for unisex policies) sex. The maximum charge of $83.33 per $1,000 of the rider face amount is deducted monthly. The charge compensates us generally for the risks associated with the premature death of the insured.
Temporary Term Rider. The charge for this rider varies, based on the insured’s individual characteristics, such as age, risk class and (except for unisex policies) sex. The maximum charge of $2.92 per $1,000 of the rider face amount is deducted monthly. The charge compensates us generally for the risks associated with the premature death of the insured.
Secondary Guarantee Rider. The maximum charge of $0.01 per $1,000 of the net amount at risk is deducted monthly. The charge compensates us generally for the risks associated with making a payment of death benefit proceeds when the policy has effectively lapsed (i.e., Cash Surrender Value is not enough to pay the Monthly Deduction).
Waiver of Monthly Deduction Rider. The charge for this rider varies, based on the insured’s individual characteristics, such as age, risk class and (except for unisex policies) sex. The maximum charge of $61.44 per $100 of Monthly Deduction is assessed monthly. In the event of total disability as defined in the rider, we do not deduct the Monthly Deductions under the Policy, and thus the charge compensates us generally for such a risk of total disability on the part of the insured.
Waiver of Specified Premium Rider. The charge for this rider varies, based on the insured’s individual characteristics, such as age, risk class and (except for unisex policies) sex. The maximum charge of $21.75 per $100 of specified premium is assessed monthly. In the event of total disability as defined in the rider, we will waive the specified premium amount and thus the charge compensates us generally for such a risk of total disability on the part of the insured.
Options to Purchase Additional Life Insurance Rider. The charge for this rider varies, based on the insured’s individual characteristics, such as age, risk class and (except for unisex policies) sex. The maximum charge of $0.25 per $1,000 of the option amount is deducted monthly. The charge compensates us generally for the risks associated with the premature death of the insured.
Option to Purchase Long Term Care Insurance Rider. The charge for this rider varies, based on the insured’s individual characteristics, such as age, risk class and (except for unisex policies) sex. The maximum charge of $1.88 per $10 of the initial daily benefit amount is deducted monthly. The charge compensates us generally for the risks associated with making payments longer than anticipated.
Children’s Life Insurance Rider. The maximum charge of $0.50 per $1,000 of the rider face amount is deducted monthly. The charge compensates us generally for the risks associated with a premature and/or unexpected death of the insured child.
Adjustable Benefit Term Rider. The charge for this rider varies, based on the insured’s individual characteristics, such as age, risk class and (except for unisex policies) sex. The maximum charge of $83.33 per $1,000 of the net amount of risk is deducted monthly. The charge compensates us generally for the risks associated with the premature death of the insured.
Acceleration of Death Benefit Rider. The maximum charge to accelerate the death benefit under this rider is a fee of $150 that would be assessed at the time of benefit payment. The charge compensates us generally for the cost associated with making a payment of the accelerated death benefit proceeds.
Charges Against the Eligible Funds and the Sub-Accounts of the Variable Account
Charges for Income Taxes.    We currently do not charge the Variable Account for income taxes, but in the future we may make such a charge, if appropriate. We have the right to make a charge for any taxes imposed on the Policies in the future. (See ""NELICO's Income Taxes''.)
Eligible Fund Expenses.    Charges for the Eligible Funds are deducted from, and the expenses are paid out of, the assets of the Eligible Funds. These are described in the Eligible Fund prospectuses.
TAX CONSIDERATIONS
Introduction
The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. The summary does not address state, local or foreign tax issues related to the Policy. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations.
Tax Status of the Policy
In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code of 1986, as amended (the “Code”). Guidance as to how these requirements are to be applied is limited. Nevertheless, we anticipate that the Policies will satisfy the applicable requirements. There is additional uncertainty however, with respect to Policies issued on a substandard risk or automatic issue basis and Policies with term riders added, and it is not clear whether such Policies will in all cases satisfy the applicable requirements. We may take appropriate steps to bring the Policy into compliance with applicable requirements, and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable on the death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Code, as in effect on the date the Policy was issued.
In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Variable Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Variable Account assets.
In addition, the Code requires that the investments of the Variable Account be “adequately diversified” in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through the Eligible Funds, will satisfy these diversification requirements. If Eligible Fund shares are sold directly to either non-qualified plans or to tax-qualified retirement plans that later lose their tax-qualified status, there may be adverse consequences under the diversification rules.
The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.
Tax Treatment of Policy Benefits
In General—Death Benefits.    The death benefit under a Policy should generally be excludible from the gross income of the beneficiary for Federal income tax purposes.
In the case of employer-owned life insurance as defined in section 101(j) of the Code, the amount excludable from gross income is limited to premiums paid unless the Policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated, a director or recently employed. There are also exceptions for Policy proceeds paid to an employee’s heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the Policy. These rules apply to Policies issued August 18, 2006 and later and also apply to policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of death benefits, it is advisable to consult tax counsel.
The death benefit will also be taxable in the case of a transfer-for-value unless certain exceptions apply.
Federal, state and local transfer, and other tax consequences of ownership or receipt of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax adviser should be consulted on these circumstances.
Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy Cash Value until there is a distribution or a deemed distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a Modified Endowment Contract (“MEC”).
Modified Endowment Contracts.  Under the Code, certain life insurance contracts are classified as MECs with less favorable income tax treatment than other life insurance contracts. Due to the Policy’s flexibility with respect to premium payments and benefits, each Policy’s circumstances will determine whether the Policy is a MEC. In general a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the “7-pay test”. A Policy will fail the 7-pay test if at any time in the first seven Policy years, or seven years after a material change, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.
If there is a reduction in the benefits under the Policy during a 7-pay testing period, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a “material change” in the Policy’s benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit or the receipt of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the most recent 7-pay testing period. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a MEC.
Distributions Other Than Death Benefits from Modified Endowment Contracts.    Policies classified as MECs are subject to the following tax rules:
(1)   All distributions other than death benefits, including distributions upon surrender and withdrawals, from a MEC will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner’s investment in the Policy only after all gain has been distributed.
(2)  Loans taken from or secured by a Policy classified as a MEC are treated as distributions and taxed accordingly.
(3)   A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1⁄2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner’s beneficiary. The foregoing exceptions generally do not apply to a Policy Owner which is a non-natural person, such as a corporation.
If a Policy becomes a MEC, distributions that occur during the contract year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.
Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts.
Distributions other than death benefits from a Policy that is not classified as a MEC are generally treated first as a non-taxable recovery of the Policy Owner’s investment in the Policy and only after the recovery of all investment in the Policy as gain taxable as ordinary income. However, distributions during the first 15 Policy years accompanied by a reduction in Policy benefits, including distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes, are subject to different tax rules and may be treated in whole or in part as taxable income.
Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. However, the tax consequences are less clear and a tax adviser should be consulted when the interest rate charged for a Policy loan equals the interest rate credited on the amount we hold as collateral for the loan.
Finally, neither distributions from nor loans from or secured by a Policy that is not a MEC are subject to the 10 percent additional income tax.
Investment in the Policy.    Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.
Policy Loans.    In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. A loan may also be taxed when a Policy is exchanged. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.
Multiple Policies.    All MECs that are issued by NELICO (or its affiliates) to the same Policy Owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the Policy Owner’s income when a taxable distribution occurs.
Life Insurance Purchases by Nonresident Aliens and Foreign Corporations.    Policy Owners that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Policy Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Policy Owner’s country of citizenship or residence.

Withholding.    To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s Federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions. Recipients may be required to pay penalties under the estimated tax rules if withholding and estimated tax payments are insufficient.
Estate, Gift and Generation-Skipping Transfer Taxes.    The transfer of the Policy or the designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner’s estate for purposes of the Federal estate tax if the Policy Owner was the insured, if the insured possessed incidents of ownership in the Policy at the time of death, or if the insured made a gift transfer of the Policy within three years of death. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner’s estate upon the Policy Owner’s death.
Moreover, under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.
Qualified tax advisers should be consulted concerning the estate, gift and other tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping and other taxes. In 2021, federal tax law provides for an $11,700,000 gift, estate and generation-skipping transfer tax exemption, which will be indexed for inflation in subsequent years. Current law provides that this exemption amount may sunset for tax years after December 31, 2025 and a lower exemption amount may be applicable unless the law is changed.
The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Other Tax Considerations.     The tax consequences of continuing the Policy beyond the insured’s 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured’s 100th year.
Payments received under the Acceleration of Death Benefit Rider should be excludable from the gross income of the Policy Owner except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.
If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. Providing excessive life insurance coverage in a retirement plan will have adverse tax consequences. The inclusion of riders, such as waiver of premium riders, may also have adverse tax consequences. Therefore, it is important to discuss with your tax adviser the suitability of the Policy, including the suitability of coverage amounts and Policy riders, before any purchase by a retirement plan. Any proposed distribution or sale of a Policy by a retirement plan will also need to be discussed with a tax adviser. The current cost of insurance for the net amount at risk is treated as a “current fringe benefit” and must be included annually in the plan participant’s gross income. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant’s beneficiary, then the excess of the death benefit over the Cash Value is not income taxable. However, the Cash Value will generally be taxable to the extent it exceeds the participant’s cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 (“ERISA”). You should consult a qualified adviser regarding ERISA.
Department of Labor (“DOL”) regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from the Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.
Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. In the case of a business owned Policy, the provisions of section 101(j) of the Code may limit the amount of the death benefit excludable from gross income unless a specified exception applies and the notice and consent requirement is satisfied, as discussed above. If you are contemplating a change to an existing Policy or purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.
Ownership of the Policy by a corporation, trust or other non-natural person could jeopardize some (or all) of such entity’s interest deduction under Code section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of the Policy, the Policy could be treated as held by the business for purposes of the section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of the Policy, or before a business (other than a sole proprietorship) is made a beneficiary of the Policy.
Transfer of Issued Life Insurance Policies to Third Parties.     If you transfer the Policy to a third party, including the sale of the Policy to a life settlement company, such transfer may be taxable. As noted above, the death benefit will also be taxable in the case of a transfer for value unless certain exceptions apply. We may be required to report certain information to the IRS, as required under Code section 6050Y and applicable tax regulations. You should consult with a qualified tax adviser for additional information prior to transferring the Policy.
Guidance on Split Dollar Plans.    The IRS has issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. If your Policy is part of an equity split-dollar arrangement taxed under the economic benefit regime, there is a risk that some portion of the Policy Cash Value may be taxed prior to any Policy distribution. If your split-dollar plan provides deferred compensation, specific tax rules governing deferred compensation arrangements may apply. Failure to adhere to these rules will result in adverse tax consequences.
In addition, the Sarbanes-Oxley Act of 2002, which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.
Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.
Life Insurance Purchases by Residents of Puerto Rico.    In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S. source income that is generally subject to United States Federal income tax.
Possible Tax Law Changes.    Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.
NELICO’s Income Taxes
Tax Credits and Deductions.    NELICO may be entitled to certain tax benefits related to the assets of the Variable Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Variable Account or to Policy Owners since NELICO is the owner of the assets from which the tax benefits are derived.

Other Tax Considerations.    Under current Federal income tax law, NELICO is not taxed on the Variable Account’s operations. Thus, currently we do not deduct a charge from the Variable Account for Federal income taxes. We reserve the right to charge the Variable Account for any future Federal income taxes we may incur.
Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.
DISTRIBUTION OF THE POLICIES
The Policies are no longer offered for sale.
We have entered into a distribution agreement with our affiliate, Brighthouse Securities, LLC (“Distributor”), for the distribution of the Policies. Distributor is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (“FINRA”). FINRA provides background information about broker-dealers and their financial representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.
We and Distributor entered into selling agreements with broker-dealers (“selling firms”) for the sale of the Policies through their financial representatives.
Commissions and Other Cash Compensation
All selling firms receive commissions. The portion of the commission payments that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. A selling firm or a sales representative of a selling firm may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another due to differing compensation rates.
The maximum commissions paid for sale of the Policies are as follows: 117% of premiums paid up to the Commissionable Target Premium, and 7% of premiums paid in excess of Commissionable Target premium in Policy year 1; 8.0% of all premiums paid in Policy years 2 through 4, 5.0% of all premiums paid in Policy years 5 through 10; and 2.0% thereafter. Commissionable Target Premium is generally the Target Premium as defined in the Glossary, excluding the portions associated with flat extras and certain riders, and is generally equal to or less than the Target Premium.
Other Payments
Distributor may enter into preferred distribution arrangements with selected selling firms under which the selling firm may receive additional compensation, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. Marketing allowances are periodic payments to certain selling firms, the amount of which may be a flat fee, or depend on cumulative periodic (usually quarterly) sales of our insurance products (including the Policies). Marketing allowance payments may also vary depending meeting thresholds in the sale of certain of our insurance products. They may also include payments we make to cover the cost of marketing or other support services provided for or by financial representatives who may sell our products. Introduction fees are payments to selling firms in connection with the addition of these variable products to the selling firm’s line of investment products, including expenses relating to establishing the data communications systems necessary for the selling firm to offer, sell and administer these products. Persistency payments are periodic payments based on account and/or cash values of these variable insurance products. Preferred status fees are paid to obtain preferred treatment of these products in selling firms’ marketing programs, which may include marketing services, participation in marketing meetings, listings in data resources and increased access to their sales representatives. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for selling firms’ sales representatives.
These preferred distribution arrangements are not offered to all selling firms. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. Distributor has entered into preferred distribution arrangements with the selling firms listed in the Statement of Additional Information. The prospect of receiving, or the receipt of, additional compensation as described above may provide selling firms or their representatives with an incentive to favor sales of the Policies over other variable insurance policies (or other investments) with respect to which the selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies. For more information about any such arrangements, ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.
We also pay amounts to Distributor that may be used for its operating and other expenses, including the following sales expenses: compensation and bonuses for Distributor’s management team and other expenses of distributing the Policies. Distributor’s management team and registered representatives may also be eligible for non-cash compensation items that we may provide jointly with Distributor. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and similar items.
In addition to the distribution arrangements discussed above, Distributor has entered into wholesaling agreements with wholesaling firms to provide marketing and training support services to selling firms and the registered representatives of selling firms.  These services may include, but not be limited to, training and promotional support for the solicitation, sale and on-going servicing of the Policies by the selling firms.  Distributor pays compensation to wholesaling firms in connection with these services.
Commissions and other incentives or payments described above are not charged directly to Policy Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.
Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.
LEGAL PROCEEDINGS
In the ordinary course of business, NELICO, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, NELICO does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of Brighthouse Securities to perform its contract with the Variable Account or of NELICO to meet its obligations under the Policies.
RESTRICTIONS ON FINANCIAL TRANSACTIONS
Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or “freeze” your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.
FINANCIAL STATEMENTS
Financial statements for the Variable Account and New England Life Insurance Company are included in the Statement of Additional Information. NELICO’s financial statements should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

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APPENDIX A: GUIDELINE PREMIUM TEST AND CASH VALUE ACCUMULATION TEST
In order to meet the Internal Revenue Code's definition of life insurance, the Policies provide that the death benefit will not be less than what is required by the "guideline premium test'' under Section 7702(a)(2) of the Internal Revenue Code, or the "cash value accumulation test'' under Section 7702(a)(1) of the Internal Revenue Code, as selected by you when the Policy is issued. The test you choose at issue will be used for the life of the Policy. (See ""Death Benefits''.)
For the guideline premium test, the table below shows the percentage of the Policy's cash value that is used to determine the death benefit.
Age of Insured at Start of the Policy Year	Percentage of Cash Value	Age of Insured at Start of the Policy Year	Percentage of Cash Value
0 through 40	250	61	128
41	243	62	126
42	236	63	124
43	229	64	122
44	222	65	120
45	215	66	119
46	209	67	118
47	203	68	117
48	197	69	116
49	191	70	115
50	185	71	113
51	178	72	111
52	171	73	109
53	164	74	107
54	157	75 through 90	105
55	150	91	104
56	146	92	103
57	142	93	102
58	138	94 through 99	101
59	134	100°	100
60	130
For the cash value accumulation test, sample net single premium factors for selected ages of male and female insureds, in a standard or better nonsmoker risk class, are listed below.
	Net Single Premium Factor
Age	Male	Female
30	5.11461	5.73493
40	3.65441	4.10179
50	2.64084	2.97655
60	1.96130	2.20154
70	1.53027	1.67101
80	1.27945	1.33624
90	1.14453	1.15541
100	1.00000	1.00000
A-1

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APPENDIX B: ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES AND CASH SURRENDER VALUES
The tables in Appendix B illustrate the way the Policies work, based on assumptions about investment returns and the insured's characteristics. They show how the death benefit, Cash Surrender Value and Cash Value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to constant after tax annual rates of 0%, 6% and 10%. The tables are based on a face amount of $300,000 for a male aged 35. The insured is assumed to be in the preferred nonsmoker underwriting class. The tables assume no rider benefits and assume that no allocations are made to the Fixed Account. Values are first given based on current Policy charges and then based on guaranteed Policy charges. (See ""Charges''.) Illustrations show the Option A death benefit.
Policy values would be different (either higher or lower) from the illustrated amounts in certain circumstances. For example, illustrated amounts would be different where actual gross rates of return averaged 0%, 6% or 10%, but:
(i) the rates of return varied above and below these averages during the period, (ii) premiums were paid in other amounts or at other than annual intervals, or (iii) cash values were allocated differently among individual Sub-Accounts with varying rates of return. They would also differ if a Policy loan or partial withdrawal were made during the period of time illustrated, if the insured were female or in another risk classification, or if the Policies were issued at unisex rates. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown, even if the average rate of return is achieved.
The death benefits, Cash Surrender Values and Cash Values shown in the tables reflect: (i) deductions from premiums for the sales charge, premium tax and federal tax charge; and (ii) a Monthly Deduction (consisting of a Policy charge, an administration and issue expense charge, an asset charge, and a charge for the cost of insurance) from the cash value on the first day of each Policy month. The Cash Surrender Values reflect a surrender charge deducted from the Cash Value upon surrender, face reduction or lapse during the first 10 Policy years. (See ""Charges''.) The illustrations reflect an arithmetic average of the gross investment advisory fees and operating expenses of the Eligible Funds, at an annual rate of 0.69% of the average daily net assets of the Eligible Funds. This average does not reflect expense subsidies by the investment advisers of certain Eligible Funds.
The gross rates of return used in the illustrations do not reflect the deductions of the charges and expenses of the Eligible Funds. Taking account of the average investment advisory fee and operating expenses of the Eligible Funds, the gross annual rates of return of 0%, 6% and 10% correspond to net investment experience at constant annual rates of --0.69%, 5.27% and 9.24%, respectively.
If you request, we will furnish a personalized illustration reflecting the proposed insured's age, sex, underwriting classification, and the face amount or premium payment schedule requested. Because these and other assumptions will differ, the values shown in the personalized illustrations can differ very substantially from those shown in the tables. Therefore, you should carefully review the information that accompanies any personalized illustration. That information will disclose all the assumptions on which the personalized illustration is based. Where applicable, we will also furnish on request a personalized illustration for a Policy which is not affected by the sex of the insured. You should contact your registered representative to request a personalized illustration.

Male Issue Age 35
$2,691 Annual Premium for Preferred Nonsmoker Underwriting Risk
$300,000 Face Amount Option A Death Benefit
This illustration is based on CURRENT Policy charges.
CURRENT POLICY CHARGES – LEVEL DB
YEAR	0% DEATH BENEFIT	6% DEATH BENEFIT	10% DEATH BENEFIT	0% NET CASH VALUE	6% NET CASH VALUE	10% NET CASH VALUE	0% CASH VALUE	6% CASH VALUE	10% CASH VALUE
1	300,000	300,000	300,000	28	135	207	1,238	1,346	1,418
2	300,000	300,000	300,000	1,594	1,894	2,102	2,671	2,971	3,178
3	300,000	300,000	300,000	3,119	3,705	4,124	4,061	4,647	5,066
4	300,000	300,000	300,000	4,600	5,568	6,282	5,407	6,375	7,090
5	300,000	300,000	300,000	6,223	7,674	8,782	6,895	8,347	9,455
6	300,000	300,000	300,000	8,008	10,060	11,675	8,546	10,598	12,213
7	300,000	300,000	300,000	9,758	12,536	14,790	10,162	12,939	15,194
8	300,000	300,000	300,000	11,475	15,108	18,151	11,744	15,377	18,420
9	300,000	300,000	300,000	13,156	17,778	21,773	13,291	17,913	21,907
10	300,000	300,000	300,000	14,796	20,544	25,673	14,796	20,544	25,673
15	300,000	300,000	300,000	24,689	38,989	53,884	24,689	38,989	53,884
20	300,000	300,000	300,000	33,324	61,744	96,529	33,324	61,744	96,529
25	300,000	300,000	300,000	40,699	90,370	162,448	40,699	90,370	162,448
30	300,000	300,000	317,505	45,702	125,746	264,588	45,702	125,746	264,588
35	300,000	300,000	485,254	46,911	169,542	421,960	46,911	169,542	421,960
40	300,000	300,000	696,792	42,729	225,334	663,612	42,729	225,334	663,612
45	300,000	314,421	1,087,677	28,807	299,449	1,035,883	28,807	299,449	1,035,883
50		415,309	1,683,226	395,532		1,603,073		395,532	1,603,073
55		541,094	2,582,837	515,328		2,459,845		515,328	2,459,845
60		674,826	3,809,556	668,145		3,771,838		668,145	3,771,838
65		866,842	5,807,438	866,842		5,807,438		866,842	5,807,438
IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Male Issue Age 35
$2,691 Annual Premium for Preferred Nonsmoker Underwriting Risk
$300,000 Face Amount Option A Death Benefit
This illustration is based on GUARANTEED Policy charges.
GUARANTEED POLICY CHARGES – LEVEL DB
YEAR	0% DEATH BENEFIT	6% DEATH BENEFIT	10% DEATH BENEFIT	0% NET CASH VALUE	6% NET CASH VALUE	10% NET CASH VALUE	0% CASH VALUE	6% CASH VALUE	10% CASH VALUE
1	300,000	300,000	300,000	0	30	100	1,137	1,241	1,311
2	300,000	300,000	300,000	1,386	1,674	1,872	2,463	2,750	2,949
3	300,000	300,000	300,000	2,799	3,355	3,753	3,741	4,297	4,695
4	300,000	300,000	300,000	4,161	5,074	5,749	4,968	5,881	6,556
5	300,000	300,000	300,000	5,467	6,826	7,864	6,140	7,498	8,536
6	300,000	300,000	300,000	6,717	8,610	10,106	7,255	9,148	10,644
7	300,000	300,000	300,000	7,902	10,420	12,478	8,305	10,824	12,882
8	300,000	300,000	300,000	9,023	12,258	14,992	9,292	12,527	15,261
9	300,000	300,000	300,000	10,073	14,116	17,653	10,207	14,250	17,788
10	300,000	300,000	300,000	11,053	15,996	20,475	11,053	15,996	20,475
15	300,000	300,000	300,000	16,636	28,064	40,337	16,636	28,064	40,337
20	300,000	300,000	300,000	19,252	40,685	68,238	19,252	40,685	68,238
25	300,000	300,000	300,000	16,874	52,273	107,923	16,874	52,273	107,923
30	300,000	300,000	300,000	5,813	59,376	165,642	5,813	59,376	165,642
35		300,000	300,000		54,547	255,323		54,547	255,323
40		300,000	418,625		20,971	398,690		20,971	398,690
45			647,804			616,957			616,957
50			983,344			936,518			936,518
55			1,461,160			1,391,581			1,391,581
60			2,097,440			2,076,673			2,076,673
65			3,115,882			3,115,882			3,115,882
IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

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APPENDIX C:ELIGIBLE FUNDS AVAILABLE UNDER THE POLICY
The following is a list of Eligible Funds available under the Policy. More information about the Eligible Funds is available in the prospectuses for the Eligible Funds, which may be amended from time to time and can be found online at https://dfinview.com/BHF/TAHD/BHF12. You can also request this information at no cost by calling (800) 388-4000 or by sending an email request to rcg@brighthousefinancial.com. The current expenses and performance information below reflects fees and expenses of the Eligible Funds, but do not reflect the other fees and expenses that your Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Eligible Fund’s past performance is not necessarily an indication of future performance.
Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Seeks long-term growth of capital.	American Funds Global Small Capitalization Fund — Class 2 Capital Research and Management CompanySM	0.99%	29.72%	14.43%	9.43%
Seeks growth of capital.	American Funds Growth Fund — Class 2 Capital Research and Management CompanySM	0.61%	52.10%	22.75%	16.85%
Seeks long-term growth of capital and income.	American Funds Growth-Income Fund — Class 2 Capital Research and Management CompanySM	0.55%	13.54%	13.93%	12.74%
Seeks as high a level of current income as is consistent with the preservation of capital.	American Funds The Bond Fund of America — Class 2# Capital Research and Management CompanySM	0.46%	9.73%	4.92%	3.92%
Seeks growth of capital.	Brighthouse Asset Allocation 100 Portfolio — Class A‡ Brighthouse Investment Advisers, LLC	0.74%	19.23%	13.08%	10.62%
Seeks long-term capital appreciation.	Brighthouse/Wellington Large Cap Research Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.55%	22.27%	14.95%	13.87%
Seeks total return through investment in real estate securities, emphasizing both capital appreciation and current income.	Clarion Global Real Estate Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: CBRE Clarion Securities LLC	0.64%	-4.78%	4.15%	5.50%
Seeks long-term capital appreciation.	Harris Oakmark International Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Harris Associates L.P.	0.76%	5.37%	7.30%	6.48%
Seeks capital appreciation.	Invesco Global Equity Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.57%	27.92%	15.13%	11.83%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Seeks long-term growth of capital.	Invesco Small Cap Growth Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.81%	57.24%	20.20%	16.02%
Seeks long-term growth of capital.	Loomis Sayles Growth Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	0.57%	32.54%	13.33%	14.42%
Seeks capital appreciation.	MFS ® Research International Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.64%	13.28%	9.91%	6.32%
Seeks capital appreciation.	Morgan Stanley Discovery Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Morgan Stanley Investment Management Inc.	0.63%	153.77%	38.34%	21.41%
Seeks maximum real return, consistent with preservation of capital and prudent investment management.	PIMCO Inflation Protected Bond Portfolio — Class A Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC	0.78%	11.85%	5.33%	3.72%
Seeks maximum total return, consistent with the preservation of capital and prudent investment management.	PIMCO Total Return Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC	0.56%	8.82%	4.98%	4.05%
Seeks growth of capital and income.	SSGA Growth and Income ETF Portfolio — Class A‡ Brighthouse Investment Advisers, LLC Subadviser: SSGA Funds Management, Inc.	0.51%	10.14%	8.80%	7.50%
Seeks growth of capital.	SSGA Growth ETF Portfolio — Class A‡ Brighthouse Investment Advisers, LLC Subadviser: SSGA Funds Management, Inc.	0.55%	11.06%	9.87%	8.30%
Seeks long-term growth of capital.	T. Rowe Price Mid Cap Growth Portfolio — Class A Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.78%	24.30%	16.36%	14.77%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Seeks high total return by investing in equity securities of mid-sized companies.	Victory Sycamore Mid Cap Value Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Victory Capital Management Inc.	0.60%	7.87%	9.81%	8.80%
Seeks long-term growth of capital.	Baillie Gifford International Stock Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Baillie Gifford Overseas Limited	0.72%	26.58%	14.72%	7.64%
Seeks a competitive total return primarily from investing in fixed-income securities.	BlackRock Bond Income Portfolio — Class A Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.39%	8.60%	4.99%	4.57%
Seeks long-term growth of capital.	BlackRock Capital Appreciation Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.63%	40.66%	20.74%	15.29%
Seeks a high level of current income consistent with prudent investment risk and preservation of capital.	BlackRock Ultra-Short Term Bond Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.36%	0.43%	1.12%	0.56%
Seeks a high level of current income, with growth of capital as a secondary objective.	Brighthouse Asset Allocation 20 Portfolio — Class A#‡ Brighthouse Investment Advisers, LLC	0.64%	9.70%	6.15%	5.25%
Seeks high total return in the form of income and growth of capital, with a greater emphasis on income.	Brighthouse Asset Allocation 40 Portfolio — Class A‡ Brighthouse Investment Advisers, LLC	0.63%	11.31%	7.84%	6.71%
Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.	Brighthouse Asset Allocation 60 Portfolio — Class A‡ Brighthouse Investment Advisers, LLC	0.65%	14.09%	9.70%	8.19%
Seeks growth of capital.	Brighthouse Asset Allocation 80 Portfolio — Class A‡ Brighthouse Investment Advisers, LLC	0.69%	17.01%	11.60%	9.61%
Seeks long-term capital growth.	Brighthouse/Artisan Mid Cap Value Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Artisan Partners Limited Partnership	0.78%	6.25%	9.62%	9.10%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Seeks long-term capital appreciation with some current income.	Brighthouse/Wellington Balanced Portfolio — Class A Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.53%	17.72%	11.41%	10.60%
Seeks to provide a growing stream of income over time and, secondarily, long-term capital appreciation and current income.	Brighthouse/Wellington Core Equity Opportunities Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.61%	11.27%	13.22%	11.80%
Seeks maximum capital appreciation.	Frontier Mid Cap Growth Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Frontier Capital Management Company, LLC	0.73%	31.70%	16.91%	13.57%
Seeks long-term growth of capital.	Jennison Growth Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Jennison Associates LLC	0.54%	56.80%	23.52%	18.67%
Seeks long-term capital growth from investments in common stocks or other equity securities.	Loomis Sayles Small Cap Core Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	0.90%	12.07%	11.45%	11.07%
Seeks long-term capital growth.	Loomis Sayles Small Cap Growth Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	0.88%	34.34%	18.26%	15.03%
Seeks to track the performance of the Bloomberg Barclays U.S. Aggregate Bond Index.	MetLife Aggregate Bond Index Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC	0.27%	7.21%	4.21%	3.58%
Seeks to track the performance of the Standard & Poor’s MidCap 400® Composite Stock Price Index.	MetLife Mid Cap Stock Index Portfolio — Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC	0.32%	13.39%	12.08%	11.25%
Seeks to track the performance of the MSCI EAFE® Index.	MetLife MSCI EAFE® Index Portfolio — Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC	0.39%	7.85%	7.46%	5.33%
Seeks to track the performance of the Russell 2000® Index.	MetLife Russell 2000® Index Portfolio — Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC	0.33%	19.62%	13.22%	11.21%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Seeks to track the performance of the Standard & Poor’s 500® Composite Stock Price Index.	MetLife Stock Index Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC	0.27%	18.10%	14.93%	13.60%
Seeks a favorable total return through investment in a diversified portfolio.	MFS ® Total Return Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.61%	9.76%	8.90%	8.49%
Seeks capital appreciation.	MFS ® Value Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.58%	3.96%	10.43%	11.24%
Seeks high total return, consisting principally of capital appreciation.	Neuberger Berman Genesis Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Neuberger Berman Investment Advisers LLC	0.85%	25.11%	15.77%	12.93%
Seeks long-term growth of capital.	T. Rowe Price Large Cap Growth Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.58%	36.95%	19.34%	16.96%
Seeks long-term capital growth.	T. Rowe Price Small Cap Growth Portfolio — Class A Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.50%	24.34%	16.27%	14.83%
Seeks to maximize total return consistent with preservation of capital.	Western Asset Management Strategic Bond Opportunities Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company	0.55%	6.92%	6.71%	5.55%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Seeks to maximize total return consistent with preservation of capital and maintenance of liquidity.	Western Asset Management U.S. Government Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company	0.48%	5.24%	3.07%	2.68%
Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.	Equity-Income Portfolio — Initial Class Fidelity Management & Research Company LLC Subadviser: FMR UK, FMR HK, and FMR Japan	0.53%	6.69%	10.69%	10.17%
#	These Eligible Funds and their investment advisers have entered into temporary expense reimbursement and/or fee waivers. These temporary fee reductions are reflected in their annual expenses. Please see the Eligible Funds' prospectuses for additional information regarding these arrangements.
‡	This Eligible Fund is a fund of funds and invests substantially all of its assets in other underlying funds. Because the Eligible Fund invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.

The Statement of Additional Information (“SAI”) dated April 30, 2021 includes additional information. The SAI is incorporated by reference. The SAI is available, without charge, upon request. For a free copy of the SAI or to request other information about the Policy, or to make other inquiries, call us at (800) 388-4000.
Reports and other information about NELICO are available on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
The EDGAR contract identifier number for the Policy is C000011866.

ZENITH FLEXIBLE LIFE 2001
ZENITH FLEXIBLE LIFE 2002
FLEXIBLE PREMIUM ADJUSTABLE
VARIABLE LIFE INSURANCE POLICIES
New England Variable Life Separate Account
Issued by New England Life Insurance Company
STATEMENT OF ADDITIONAL INFORMATION
(PART B)
April 30, 2021
This Statement of Additional Information (“SAI”) is not a prospectus but relates to, and should be read in conjunction with, the Prospectuses dated April 30, 2021. A copy of the Variable Life Insurance Policy Prospectuses may be obtained by writing to New England Life Insurance Company, P.O. Box 323, Warwick, RI 02887-0323, by calling (800) 388-4000, by visiting https://dfinview.com/BHF/TAHD/BHF11 for the Zenith Flexible Life 2001 Policy or https://dfinview.com/BHF/TAHD/BHF12 for the Zenith Flexible Life 2002 Policy, or by accessing the Securities and Exchange Commission’s website at https://www.sec.gov/.
This SAI contains information in addition to the information described in the Prospectuses for the Variable Life Insurance Policies offered by New England Life Insurance Company. The Prospectus concisely sets forth information that a prospective investor ought to know before investing.
SAI-1

Page
General Information and History	SAI-3
The Company	SAI-3
The Variable Account	SAI-3
NON-PRINCIPAL RISKS OF INVESTMING IN THE POLICY	SAI-3
SERVICES	SAI-3
Distribution of The Policies	SAI-4
Additional Information About the Operation of the Policies	SAI-4
Dollar Cost Averaging for Zenith Flexible Life 2001 Policies	SAI-4
Dollar Cost Averaging for Zenith Flexible Life 2002 Policies	SAI-5
Portfolio Rebalancing for Zenith Flexible Life 2002 Policies	SAI-5
Additional Information About Charges	SAI-6
Group or Sponsored Arrangements	SAI-6
Limits to Nelico’s Right to Challenge the Policy	SAI-6
Misstatement of Age or Sex	SAI-6
Reports	SAI-6
Personalized Illustrations	SAI-7
Performance Data	SAI-7
Independent registered public accounting firm	SAI-7
Independent AUDITORS	SAI-7
Financial Statements	SAI-8
SAI-2

General Information and History
The Company
New England Life Insurance Company (the “Company” or “NELICO”) was organized as a stock life insurance company in Delaware in 1980 as New England Variable Life Insurance Company and is authorized to operate in all 50 states and the District of Columbia. On August 30, 1996, the Company changed its name to New England Life Insurance Company and changed its state of domicile to the Commonwealth of Massachusetts. The Company is currently an indirect, wholly-owned subsidiary of, and ultimately controlled by, Brighthouse Financial, Inc. (“BHF”), a publicly-traded company. Prior to August 4, 2017, the Company was an indirect, wholly-owned subsidiary of MetLife, Inc. On that date, MetLife, Inc. distributed approximately 80.8% of BHF’s common stock to holders of MetLife, Inc.’s common stock, and BHF became a separate, publicly-traded company. BHF, through its subsidiaries and affiliates, is one of the largest providers of annuity and life insurance products in the U.S. The Company’s executive offices are located at One Financial Center, Boston, Massachusetts 02111.
The Variable Account
We established New England Variable Life Separate Account (the “Variable Account”) as a separate investment account on January 31, 1983 under Delaware law. It became subject to Massachusetts law when we changed our domicile to Massachusetts on August 30, 1996. The Variable Account is the funding vehicle for the Policies, and other NELICO variable life insurance policies; these other policies impose different costs, and provide different benefits, from the Policies. The Variable Account meets the definition of a “separate account” under Federal securities laws, and is registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940. Registration with the SEC does not involve SEC supervision of the Variable Account’s management or investments. However, the Massachusetts Insurance Commissioner regulates NELICO and the Variable Account, which are also subject to the insurance laws and regulations where the Policies are sold.
NON-PRINCIPAL RISKS OF INVESTMING IN THE POLICY
Payment of Proceeds. We may delay payment while we consider whether to contest the Policy. We pay interest on the death benefit proceeds from the date they become payable to the date we pay them. Normally we promptly make payments of Cash Value, or of any loan value available, from Cash Value in the Fixed Account. However, we may delay those payments for up to six months. We pay interest in accordance with state insurance law requirements on delayed payments.
Potential Conflicts of Interest. The Eligible Funds’ Boards of Trustees monitor events to identify conflicts that may arise from the sale of Eligible Fund shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies and qualified plans. Conflicts could result from changes in state insurance law or Federal income tax law, changes in investment management of an Eligible Fund, or differences in voting instructions given by variable life and variable annuity contract owners and qualified plans, if applicable. If there is a material conflict, the Board of Trustees will determine what action should be taken, including the removal of the affected Sub-Accounts from the Eligible Fund(s), if necessary. If we believe any Eligible Fund action is insufficient, we will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Variable Account that we may be unable to remedy.
SERVICES
NELICO maintains certain books and records of the Variable Account and provides certain issuance and other administrative services for the Policies. Pursuant to a services agreement, Computer Sciences Corporation, through its affiliate Alliance-One Services, Inc. provides certain other administrative and recordkeeping services for the Policies as well as other contracts and policies issued by NELICO. The amount paid by Brighthouse Services, LLC on behalf of NELICO to Computer Sciences Corporation for the period January 1, 2020 through December 31, 2020 was $2,380,491.
SAI-3

Distribution of The Policies
The Policies are no longer offered for sale and are a continuous offering.
Our affiliate, Brighthouse Securities, LLC (“Distributor”), serves as principal underwriter for the Policies. Distributor’s principal executive offices are located at 11225 North Community House Road, Charlotte, North Carolina 28277. Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority. Distributor may enter into selling agreements with other broker-dealers (“selling firms”) and compensate them for their services. Sales representatives are appointed as our insurance agents.
The table below shows the total commissions paid with respect to the Variable Account in the years indicated.
Fiscal Year	Aggregate Amount of Commissions Paid to Distributor	Aggregate Amount of Commissions Retained by Distributor After Payments to Selling Firms
2020	$1,417,477	$0
2019	$1,435,027	$0
2018	$1,651,170	$0
Distributor passes through commissions it receives to selling firms for their sales and does not retain any portion of it in return for its services as distributor for the Policies. Under the distribution arrangement, we pay the following sales expenses: sales representative training allowances; deferred compensation and insurance benefits of registered persons; advertising expenses; and all other expenses of distributing the Policies.
Additional Information About the Operation of the Policies
Dollar Cost Averaging for Zenith Flexible Life 2001 Policies
You may select an automated transfer privilege called dollar cost averaging, under which the same dollar amount is transferred to selected Sub-Accounts (and/or the Fixed Account) periodically. Over time, more purchases of Eligible Fund shares are made when the value of those shares is low, and fewer shares are purchased when the value is high. As a result, a lower average cost of purchases may be achieved over the long term. This plan of investing allows you to take advantage of investment fluctuations, but does not assure a profit or protect against a loss in declining markets.
Under this feature, you may request that a certain amount of your Cash Value be transferred on any selected business day of each period (or if not a day when the New York Stock Exchange is open, the next such day), from any one Sub-Account to one or more of the other Sub-Accounts (and/or the Fixed Account). We limit your allocation of Cash Value to no more than 10 accounts (including the Fixed Account) at any one time. You must transfer a minimum of $100 to each account that you select under this feature. If, in the future, we exercise our right to limit the number of transfers, or to impose a $25 charge for transfers in excess of 12 per Policy year, we reserve the right to count transfers made under the dollar cost averaging program against the total number of transfers allowed in a Policy year. You can select the dollar cost averaging program when you apply for the Policy or at a later date by contacting your financial representative. You can cancel your use of the dollar cost averaging program at any time before a transfer date. Transfers will continue until you notify us to stop or there no longer is sufficient Cash Value in the Sub-Account from which you are transferring. There is no extra charge for this feature. We may offer enhancements in the future. We reserve the right to suspend dollar cost averaging at any time.
SAI-4

Dollar Cost Averaging for Zenith Flexible Life 2002 Policies
You may select an automated transfer privilege called dollar cost averaging, under which the same dollar amount is transferred to selected Sub-Accounts (and/or the Fixed Account) periodically. Over time, more purchases of Eligible Fund shares are made when the value of those shares is low, and fewer shares are purchased when the value is high. As a result, a lower average cost of purchases may be achieved over the long term. This plan of investing allows you to take advantage of investment fluctuations, but does not assure a profit or protect against a loss in declining markets.
Under this feature, you may request that a certain amount of your Cash Value be transferred on a monthly basis from any one Sub-Account to one or more of the other Sub-Accounts (and/or the Fixed Account). You must transfer a minimum of $100 to each account that you select under this feature. If we exercise our right to limit the number of transfers in the future, or to impose a charge for transfers in excess of 12 per Policy year, transfers made under the dollar cost averaging program will not count against the total number of transfers allowed in a Policy year nor be subject to any charge. You can select a dollar cost averaging program when you apply for the Policy or at a later date by contacting your financial representative. You may not participate in the dollar cost averaging program while you are participating in the portfolio rebalancing program. (See “Portfolio Rebalancing” below). You can cancel your use of the dollar cost averaging program at any time before a transfer date. Transfers will continue until you notify us to stop. Transfers will be suspended in any month in which there is insufficient Cash Value in the Sub-Account you selected as the source for the transfers, but will resume once there is sufficient Cash Value. There is no extra charge for this feature. We reserve the right to suspend dollar cost averaging at any time.
Portfolio Rebalancing for Zenith Flexible Life 2002 Policies
You can select a portfolio rebalancing program for your Cash Value. Cash Value allocated to the Sub-Accounts can be expected to increase or decrease at different rates. A portfolio rebalancing program automatically reallocates your Cash Value among the Sub-Accounts and the Fixed Account periodically to return the allocation to the allocation percentages you specify. Portfolio rebalancing is intended to transfer Cash Value from those accounts that have increased in value to those that have declined, or not increased as much, in value. Portfolio rebalancing does not guarantee profits, nor does it assure that you will not have losses.
There are two methods of rebalancing available—periodic and variance.
Periodic Rebalancing.     Under this option you elect a frequency (monthly, quarterly, semi-annually or annually), measured from the Policy anniversary. On each date elected, we will rebalance the accounts by generating transfers to reallocate the Cash Value according to the investment percentages elected. You can exclude specific accounts from being rebalanced.
Variance Rebalancing.     Under this option you elect a specific allocation percentage for the Fixed Account and each Sub-Account of the Variable Account. For each such account, the allocation percentage (if not zero) must be a whole percentage. You also elect a maximum variance percentage (5%, 10%, 15%, or 20% only), and can exclude specific accounts from being rebalanced. On each monthly anniversary we will review the current account balances to determine whether any balance is outside of the variance range (either above or below) as a percentage of the specified allocation percentage for that fund. If any account is outside of the variance range, we will generate transfers to rebalance all of the specified accounts back to the predetermined percentages.
If we exercise our right to limit the number of transfers in the future, or to impose a charge for transfers in excess of 12 per policy year, transfers resulting from portfolio rebalancing will not count against the total number of transfers allowed in a Policy year, nor be subject to any charge.
You may elect either form of portfolio rebalancing by specifying it on the Policy application, or may elect it later for an in-force Policy, or may cancel it, by submitting a change form acceptable to us under our administrative rules.
Only one form of portfolio rebalancing may be elected at any one time, and portfolio rebalancing may not be used in conjunction with dollar cost averaging. (See “Dollar Cost Averaging”.) There is no charge for this feature. We reserve the right to suspend portfolio rebalancing at any time.
SAI-5

Additional Information About Charges
Group or Sponsored Arrangements
We may issue the Policies to group or sponsored arrangements, as well as on an individual basis. A “group arrangement” includes a situation where a trustee, employer or similar entity purchases individual Policies covering a group of individuals. Examples of such arrangements are non-qualified deferred compensation plans. A “sponsored arrangement” includes a situation where an employer or an association permits group solicitation of its employees or members for the purchase of individual Policies.
We may waive, reduce or vary any Policy charges under Policies sold to a group or sponsored arrangement. We may also raise the interest rate credited to loaned amounts under these Policies. The amount of the variations and our eligibility rules may change from time to time. In general, they reflect cost savings over time that we anticipate for Policies sold to the eligible group or sponsored arrangements and relate to objective factors such as the size of the group, its stability, the purpose of the funding arrangement and characteristics of the group members. These variations of charges do not apply to Policies sold in New York other than Policies sold to non-qualified deferred compensation plans of various types. Consult your financial representative for any variations that may be available and appropriate for your case.
We may allow you to purchase the Policy, in exchange for certain fixed-benefit life insurance policies issued by New England Mutual, NELICO or NELICO’s affiliates, without a deduction for any sales charge from the amount of Net Cash Value that you transfer to the Policy. Eligibility conditions apply. Your financial representative can advise you regarding terms and availability of these programs.
Limits to Nelico’s Right to Challenge the Policy
Generally, we can challenge the validity of your Policy or a rider during the insured’s lifetime for two years (or less, if required by state law) from the date of issue, based on misrepresentations made in the application. We can challenge the portion of the death benefit resulting from an underwritten premium payment for two years during the insured’s lifetime from receipt of the premium payment. However, if the insured dies within two years of the date of issue, we can challenge all or part of the Policy at any time based on misrepresentations in the application.
Misstatement of Age or Sex
If we determine, while the insured is still living, that there was a misstatement of age or sex in the application, the Policy values and charges will be recalculated from the issue date based on the correct information. If, after the death of the insured, we determine that the application misstates the insured’s age or sex, the Policy’s death benefit is the amount that the most recent Monthly Deduction which was made would provide, based on the insured’s correct age and, if the Policy is sex-based, correct sex.
Reports
We will send you an annual statement showing your Policy’s death benefit, Cash Value and any outstanding Policy loan principal. We will also confirm Policy loans, account transfers, lapses, surrenders and other Policy transactions when they occur.
The shareholder reports for the Eligible Funds available under your Policy will no longer be sent by mail, effective January 1, 2021, unless you specifically request paper copies of the reports from the Company. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and online at https://dfinview.com/BHF/TAHD/BHF11 for the Zenith Flexible Life 2001 Policy or https://dfinview.com/BHF/TAHD/BHF12 for the Zenith Flexible Life 2002 Policy.
SAI-6

Personalized Illustrations
We may provide personalized illustrations showing how the Policies work based on assumptions about investment returns and the Policy Owner’s and/or insured’s characteristics. The illustrations are intended to show how the death benefit, Net Cash Value, and Cash Value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to specified constant after-tax rates of return. One of the gross rates of return will be 0%. Gross rates of return do not reflect the deduction of any charges and expenses. The illustrations will be based on specified assumptions, such as face amount, premium payments, insured, underwriting class, and death benefit option. Illustrations will disclose the specific assumptions upon which they are based. Values will be given based on guaranteed mortality and expense risk and other charges and may also be based on current mortality and expense risk and other charges.
The illustrated death benefit, Net Cash Value, and Cash Value for a hypothetical Policy would be different, either higher or lower, from the amounts shown in the illustration if the actual gross rates of return averaged the gross rates of return upon which the illustration is based, but varied above and below the average during the period, or if premiums were paid in other amounts or at other than annual intervals. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown in particular illustrations even if the average rate of return is realized.
Performance Data
We may provide information concerning the historical investment experience of the Sub-Accounts, including average annual net rates of return for periods of one, three, five, and ten years, as well as average annual net rates of return and total net rates of return since inception of the Eligible Funds. These net rates of return represent past performance and are not an indication of future performance. Cost of insurance, sales, premium tax, and administrative charges, which can significantly reduce the return to the Policy Owner, are not reflected in these rates. The rates of return reflect the fees and expenses of the underlying Eligible Funds and, for Zenith Flexible Life 2001 policies only, the mortality and expense risk charge. The net rates of return show performance from the inception of the Eligible Funds, which in some instances, may precede the inception date the corresponding Sub-Account.
Independent registered public accounting firm
The financial statements comprising each of the Sub-Accounts of New England Variable Life Separate Account, incorporated by reference in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference. Such financial statements have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.
Independent AUDITORS
The statutory-basis financial statements of New England Life Insurance Company, incorporated by reference in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report, which is incorporated herein by reference. Such financial statements have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.
The principal business address of Deloitte & Touche LLP is 650 South Tryon Street, Suite 1800, Charlotte, North Carolina 28202-3512.
SAI-7

Financial Statements
The financial statements comprising each of the Sub-Accounts of the Variable Account and the statutory-basis financial statements of NELICO are incorporated by reference to the submission form type N-VPFS/A, File No. 811-03713, filed by the Variable Account with the SEC on April 21, 2021.
The statutory-basis financial statements of NELICO should be considered only as bearing upon the ability of NELICO to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.
SAI-8

Part C – OTHER INFORMATION
ITEM 30. Exhibits
(a)	January 31, 1983 Resolution of the Board of Directors of NEVLICO (Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form S-6, File No. 033-66864, filed February 25, 1998.)

(b)	None.

(c)	(i)	Distribution Agreement between NEVLICO and NELESCO (Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form S-6, File No. 033-52050, filed April 24, 1998.)

	(ii)	Form of Contract between NELICO and its General Agents (Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form S-6, File No. 033-66864, filed February 25, 1998.)

	(iii)	Form of Contract between NELICO and its Agents (Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form S-6, File No. 033-52050, filed April 24, 1998.)

	(iv)	Commission Schedule for Policies (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form S-6, File No. 333-73676, filed April 30, 2002.)

	(v)	Form of Contract among NES, NELICO and other broker dealers (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form S-6, File No. 333-21767, filed July 16, 1997.)

	(vi)	Forms of Selling Agreement (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-6, File No. 333-73676, filed April 28, 2004.)

	(vii)	Form of Retail Sales Agreement (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registrant’s Registration Statement on Form N-6, File No. 333-46401, filed April 26, 2006.)

	(viii)	Enterprise Sales Agreement between MetLife Investors Distribution Company and Broker Dealers dated February 2010 (Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registrant’s Registration Statement on Form N-6, File No. 333-103193, filed April 22, 2010.)

	(ix)	Enterprise Sales Agreement between MetLife Investors Distribution Company and broker-dealers dated September 2012 (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement on Form N-6, File No. 333-103193, filed April 23, 2013.)

	(x)	Principal Underwriting Agreement between NELICO and MetLife Investors Distribution Company dated April 28, 2014 (Incorporated herein by reference to Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-6, File No. 333-103193 on Form N-6, filed April 22, 2014.)

	(xi)	Principal Underwriting and Distribution Agreement between NELICO and Brighthouse Securities, LLC (effective March 6, 2017) (Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-6, File No. 333-103193, filed April 27, 2017.)

	(xii)	Form of Brighthouse Securities, LLC Sales Agreement (Incorporated herein by reference to Post-Effective Amendment No.18 to the Registrant’s Registration Statement on Form N-6, File No. 333-103193, filed April 25, 2018.)

(d)	(i)	Specimen of Policy (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form S-6, File No. 333-73676, filed April 30, 2002.)

	(ii)	Riders and Endorsements (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form S-6, File No. 333-73676, filed April 30, 2002.)

(e)	(i)	Specimens of Application for Policy (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form S-6, File No. 033-88082, filed January 20, 1999.)

	(ii)	Specimen of Application for Riders (Incorporated herein by reference to the Registrant’s Registration Statement on Form S-6, File No. 333-73676, filed November 19, 2001.)

	(iii)	Enterprise Application for Policy (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-6, File No. 333-73676, filed April 28, 2004.)

	(iv)	Updated Enterprise Application for Policy (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registrant’s Registration Statement on Form N-6, File No. 333-73676, filed April 27, 2005.)

(f)	(i)	Amended and restated Articles of Organization of NELICO (Incorporated herein by reference to the Registrant’s Registration Statement on Form S-6, File No. 333-21767, filed February 13, 1997.)

	(ii)	Amendments to Amended and restated Articles of Organization (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form S-6, File No. 033-65263, filed February 24, 1999.)

	(iii)	Amended and restated By-Laws of NELICO (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form S-6, File No. 333-21767, filed April 25, 2001.)

(g)	Reinsurance Agreements (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-6, File No. 333-103193/811-03713, filed on April 28, 2003.)

(h)	(i)	Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and New England Variable Life Insurance Company (Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form S-6, File No. 033-52050, filed April 24, 1998.)

	(ii)	Amendment No. 1 to Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and New England Variable Life Insurance Company (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form S-6, File No. 033-88082, filed June 22, 1995.)

	(iii)	Participation Agreement among Metropolitan Series Fund, Inc., Metropolitan Life Insurance Company and New England Life Insurance Company (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registrant’s Registration Statement on Form S-6, File No. 033-88082, filed November 9, 2000.)

	(iv)	Amendment No. 2 to Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and New England Life Insurance Company (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form S-6, File No. 333-89409, filed February 26, 2001.)

	(v)	Participation Agreement among Met Investors Series Trust, Met Investors Advisory Corp., MetLife Investors Distribution Company and New England Life Insurance Company (Incorporated herein by reference to the Registrant’s Registration Statement on Form S-6, File No. 333-73676, filed November 19, 2001.)

	(vi)	Participation Agreement among American Funds Insurance Series, Capital Research and Management Company and New England Life Insurance Company (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registrant’s Registration Statement Form S-6, File No. 333-89409, filed July 20, 2001.)

	(vii)	Participation Agreement among Metropolitan Series Fund, Inc., MetLife Advisers, LLC, MetLife Investors Distribution Company and New England Life Insurance Company (8/31/2007) (Incorporated herein by reference to Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-6, File No. 333-73676, filed April 22, 2008.)

	(viii)	First Amendment to the Participation Agreement with the Met Investors Series Trust (Incorporated herein by reference to Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-6, File No. 333-46401, filed April 23, 2009.)

	(ix)	Amendment to Participation Agreement between American Funds Insurance Series, Capital Research and Management Company and New England Life Insurance Co. dated April 30, 2010. (Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registrant’s Registration Statement on Form N-6, File No. 333-46401, filed April 22, 2011.)

	(x)	Summary Prospectus Agreement between Fidelity Distributors Corporation and New England Life Insurance Co. dated April 30, 2010 (Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registrant’s Registration Statement on Form N-6, File No. 333-46401, filed April 22, 2011.)

	(xi)	Amendments to the Participation Agreements with Met Investors Series Trust and Metropolitan Series Fund, Inc. (4/30/10) (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on Form N-6, File No. 333-103193, filed April 25, 2012.)

	(xii)	Amendment to the Participation Agreement between Fidelity Distributors Corporation and NELICO as of June 1, 2015 (Incorporated herein by reference to Post-Effective Amendment No.17 to the Registrant’s Registration Statement on Form N-6, File No. 333-103193, filed April 27, 2017.)

	(xiii)	Participation Agreement among Brighthouse Funds Trust I, Brighthouse Investment Advisers, LLC, Brighthouse Securities, LLC and NELICO (effective March 6, 2017) (Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-6, File No. 333-103193, filed April 27, 2017.)

	(xiv)	Participation Agreement among Brighthouse Funds Trust II, Brighthouse Investment Advisers, LLC, Brighthouse Securities, LLC and NELICO (effective March 6, 2017) (Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-6, File No. 333-103193, filed April 27, 2017.)

	(xv)	Amended and Restated Participation Agreement Among Variable Insurance Products Funds, Fidelity Distributors Corporation and New England Life Insurance Company (effective 03-06-17) (Incorporated herein by reference to Post-Effective Amendment No. 18 to the Registrant’s Registration Statement on Form N-6, File No. 333-103193, filed April 25, 2018.)

(i)	None.

(j)	None.

(k)	Opinion and Consent of Marie C. Swift, Esq. (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-6, File No. 333-73676, filed April 28, 2004.)

(l)	Actuarial Opinion (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-6, File No. 333-73676, filed April 22, 2008.

(m)	Calculation Exhibit (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-6, File No. 333-73676, filed April 22, 2008.

(n)	(i) Consent of Independent Registered Public Accounting Firm (Filed herewith.)

(ii) Consent of Independent Auditors (Filed herewith.)

(o)	None.

(p)	None.

(q)	(i) Consolidated memorandum describing certain procedures, filed pursuant to Rule 6e-2(b)(12)(ii) and Rule 6e-3(T)(b)(12)(iii) (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement on Form N-6, File No. 333-73676, filed April 19, 2007.)

(ii) Second Addendum to Consolidated Memorandum (Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registrant’s Registration Statement on Form S-6, File No. 033-52050, filed April 26, 1999.)

(r)	None.

(s)	Powers of Attorney (Filed herewith.)
Item 31. Directors and Officers of the Depositor
Name and Principal Business Office	Positions and Offices with Depositor
Conor E. Murphy 11225 North Community House Road Charlotte, NC 28277	Chairman of the Board, President, Chief Executive Officer and a Director

Kimberly A. Berwanger 11225 North Community House Road Charlotte, NC 28277	Director and Vice President

Kumar Das Gupta 11225 North Community House Road Charlotte, NC 28277	Director and Vice President

Meghan S. Doscher 11225 North Community House Road Charlotte, NC 28277	Director and Vice President

Lynn A. Dumais 11225 North Community House Road Charlotte, NC 28277	Director, Vice President and Chief Financial Officer

Tara Figard 11225 North Community House Road Charlotte, NC 28277	Director and Vice President

Jeffrey P. Halperin 11225 North Community House Road Charlotte, NC 28277	Director, Vice President and Chief Compliance Officer

Donald Leintz 11225 North Community House Road Charlotte, NC 28277	Director

Michele Abate One Financial Center, 21st Floor Boston, MA 02117	Vice President and Assistant Secretary

Devon Arendosh 11225 North Community House Road Charlotte, NC 28277	Vice President and Chief Information Security Officer

D. Burt Arrington 11225 North Community House Road Charlotte, NC 28277	Vice President and Secretary

David Chamberlin 18205 Crane Nest Dr., Floor 5 Tampa, FL 33647	Vice President

Patrisha Cox 11225 North Community House Road Charlotte, NC 28277	Vice President

Ruth Damian 11225 North Community House Road Charlotte, NC 28277	Vice President

Nancy Davenport 11225 North Community House Road Charlotte, NC 28277	Vice President

Christine DeBiase 11225 North Community House Road Charlotte, NC 28277	Vice President and Assistant Secretary

Micah Dowling 11225 North Community House Road Charlotte, NC 28277	Vice President

Gianna H. Figaro-Sterling 11225 North Community House Road Charlotte, NC 28277	Vice President and Controller

Kevin Finneran 11225 North Community House Road Charlotte, NC 28277	Vice President

Jason Frain 11225 North Community House Road Charlotte, NC 28277	Vice President

Ryan Fuhs 11225 North Community House Road Charlotte, NC 28277	Vice President

James Grady 334 Madison Avenue, Floor 3 Morristown, NJ 07960	Vice President and Chief Investment Officer

Christopher Hartsfield 11225 North Community House Road Charlotte, NC 28277	Vice President and Assistant Secretary

Jeffrey Hughes 11225 North Community House Road Charlotte, NC 28277	Vice President and Chief Technology Officer

Jacob Jenkelowitz 285 Madison Avenue, Suite 1400 New York, NY 10017	Vice President and Assistant Secretary

Roger Kramer, Jr. 334 Madison Avenue, Floor 3 Morristown, NJ 07960	Vice President

John Lima 334 Madison Avenue, Floor 3 Morristown, NJ 07960	Chief Derivatives Officer

Philip Melville 334 Madison Avenue, Floor 3 Morristown, NJ 07960	Vice President

Janet Morgan 11225 North Community House Road Charlotte, NC 28277	Vice President and Treasurer

Alan Otis One Financial Center, 21st Floor Boston, MA 02117	Vice President

Melissa Pavlovich 11225 North Community House Road Charlotte, NC 28277	Vice President and Tax Director

Kristi Slavin One Financial Center, 21st Floor Boston, MA 02117	Vice President

Jose Singer-Freeman 11225 North Community House Road Charlotte, NC 28277	Vice President

Roger Andrew Vigar 11225 North Community House Road Charlotte, NC 28277	Vice President

Michael Villella 11225 North Community House Road Charlotte, NC 28277	Vice President and Illustration Actuary

Antoine Walthour 11225 North Community House Road Charlotte, NC 28277	Vice President

Mark Wessel 11225 North Community House Road Charlotte, NC 28277	Vice President

Item 32. Persons Controlled By or Under Common Control with the Insurance Company or Registrant
The Registrant is a separate account of New England Life Insurance Company (”NELICO” or the “Company”). NELICO is organized under the laws of Massachusetts. NELICO is an indirect subsidiary of Brighthouse Financial, Inc., a publicly-traded company. The following outline indicates those entities that are controlled by Brighthouse Financial, Inc. or are under the common control of Brighthouse Financial, Inc. No person is controlled by the Registrant.

ORGANIZATIONAL STRUCTURE OF BRIGHTHOUSE FINANCIAL, INC. AND SUBSIDIARIES
AS OF DECEMBER 31, 2020
The following is a list of subsidiaries of Brighthouse Financial, Inc. as of December 31, 2020.
That entity which is listed at the left margin (labeled with a capital letter) is a direct subsidiary of Brighthouse Financial, Inc. (DE)
Each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of Brighthouse Financial, Inc.
The voting securities of the subsidiaries listed are 100% owned by their respective parent corporations. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.
A.	Brighthouse Holdings, LLC (DE)
	1.	New England Life Insurance Company (MA)
	2.	Brighthouse Life Insurance Company (DE)
		a.		Brighthouse Reinsurance Company of Delaware (DE)
		b.		Brighthouse Life Insurance Company of NY (NY)
		c.		Brighthouse Connecticut Properties Ventures, LLC (DE)
		d.		Brighthouse Renewables Holdings, LLC (DE)
			(i.)	Greater Sandhill I, LLC (DE)
		e.		Daniel/Brighthouse Midtown Atlanta Master Limited Liability Company (DE)
			(i.)	1075 Peachtree LLC (DE)
		f.		Brighthouse Assignment Company (CT)
		g.		ML 1065 Hotel, LLC (DE)
		h.		TIC European Real Estate LP, LLC (DE)
		i.		Euro TL Investments LLC (DE)
		j.		TLA Holdings LLC (DE)
			(i.)	The Prospect Company (DE)
		k.		Euro TI Investments LLC (DE)
		l.		TLA Holdings II LLC (DE)
	3.	Brighthouse Securities, LLC (DE)
	4.	Brighthouse Services, LLC (DE)
	5.	Brighthouse Investment Advisers, LLC (DE)

Item 33. Indemnification
Pursuant to applicable provisions of New England Life Insurance Company's by-laws or internal corporate policies adopted by New England Life Insurance Company or Brighthouse Financial, Inc., its ultimate parent, the directors, officers and other controlling persons of New England Life Insurance Company and of New England Life Insurance Company's affiliate and the underwriter, Brighthouse Securities, LLC, who are made or threatened to be made a party to an action or proceeding, may be eligible to obtain indemnification against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees, incurred as a result of such action or proceeding. Under the principal underwriting agreement between New England Life Insurance Company and Brighthouse Securities, LLC the parties have agreed to indemnify each other against certain liabilities and expenses from legal proceedings arising out of Brighthouse Securities, LLC’s distribution of the Contracts.
Brighthouse Financial, Inc. also maintains directors and officers and professional liability insurance policies under which the Registrant, the Depositor and the Underwriter, as well as certain other Brighthouse subsidiaries, are covered. Brighthouse Financial, Inc. also has secured a financial institutions bond.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 34. Principal Underwriters
(a)	Brighthouse Securities, LLC serves as principal underwriter for New England Variable Life Separate Account. The investment companies for which Brighthouse Securities, LLC acts as principal underwriter are:
Brighthouse Fund UL for Variable Life Insurance
Brighthouse Fund UL III for Variable Life Insurance
Brighthouse Funds Trust I
Brighthouse Funds Trust II
Brighthouse Separate Account A
Brighthouse Separate Account Eleven for Variable Annuities
Brighthouse Separate Account QPN for Variable Annuities
Brighthouse Variable Annuity Account B
Brighthouse Variable Annuity Account C
Brighthouse Variable Life Account A
Brighthouse Variable Life Account One
New England Variable Annuity Separate Account
New England Variable Life Separate Account
(b)	The directors and officers of the Registrant's principal underwriter, Brighthouse Securities, LLC, and their addresses are as follows:

Name and Principal Business Office	Positions and Offices with Underwriter
Myles Lambert 11225 North Community House Road Charlotte, NC 28277	Manager, President and Chief Executive Officer

Philip Beaulieu 11225 North Community House Road Charlotte, NC 28277	Manager and Vice President

Melissa Cox 11225 North Community House Road Charlotte, NC 28277	Manager and Vice President

Michael Davis 11225 North Community House Road Charlotte, NC 28277	Manager and Vice President

Gerard Nigro 11225 North Community House Road Charlotte, NC 28277	Manager and Vice President

D. Burt Arrington 11225 North Community House Road Charlotte, NC 28277	Vice President and Secretary

Jeffrey Halperin 11225 North Community House Road Charlotte, NC 28277	Vice President, Chief Compliance Officer, and General Counsel

Christopher Hartsfield 11225 North Community House Road Charlotte, NC 28277	Vice President and Assistant Secretary

Jacob Jenkelowitz 285 Madison Avenue New York, NY 10017	Vice President and Assistant Secretary

John John Martinez 11225 North Community House Road Charlotte, NC 28277	Principal Financial Officer

Donald Leintz 11225 North Community House Road Charlotte, NC 28277	Vice President

John Lima 334 Madison Avenue, Floor 3 Morristown, NJ 07960	Vice President and Chief Derivatives Officer

Janet Morgan 11225 North Community House Road Charlotte, NC 28277	Vice President and Treasurer
Melissa Pavlovich 11225 North Community House Road Charlotte, NC 28277	Vice President and Tax Director

Jose Singer-Freeman 11225 North Community House Road Charlotte, NC 28277	Vice President and Tax Director
(c)	Compensation from the Registrant. The following commissions and other compensation were received by the Principal Underwriter, either directly or indirectly, from the Registrant during the Registrant’s last fiscal year.

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts And Commissions	(3) Compensation on Events Occasioning The Deduction of a Deferred Sales Load	(4) Brokerage Commissions	(5) Other Compensation
Brighthouse Securities, LLC	$1,417,477	––	––	––

Commissions are paid by the Company to broker-dealers that have entered into selling agreements with the principal underwriter with respect to sales of the Policies.
Item 35. Location of Accounts and Records
Omitted.
Item 36. Management Services (to be updated by amendment)
Not Applicable.
Item 37. Fee Representation
New England Life Insurance Company hereby represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by New England Life Insurance Company.

Signatures
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Charlotte, and the State of North Carolina, on the 20th day of April, 2021.
New England Variable Life Separate Account
(Registrant)
By:	New England Life Insurance Company
(Depositor)
By:	/s/ Kevin Finneran
Kevin Finneran. Vice President

New England Life Insurance Company
(Depositor)
By:	/s/ Kevin Finneran
Kevin Finneran Vice President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons, in the capacities indicated on April 20, 2021.
*	Chairman of the Board, President, Chief Executive Officer and a Director
Conor Murphy
*	Director and Vice President
Kimberly A. Berwanger
*	Vice President
Kumar Das Gupta
*	Director and Vice President
Meghan Doscher
*	Director, Vice President and Chief Financial Officer
Lynn A. Dumais
*	Director and Vice President
Tara Figard
*	Vice President and Controller (principal accounting officer)
Gianna H. Figaro-Sterling
*	Director, Vice President and Chief Compliance Officer
Jeffrey P. Halperin
*	Director
Donald A. Leintz
By:	/s/ Michele H. Abate

Michele H. Abate
Attorney-in-fact
April 20, 2021
* Executed by Michele H. Abate, Esquire on behalf of those indicated pursuant to powers of attorney filed herewith.

Exhibit Index
(n) (i)	Consent of Independent Registered Public Accounting Firm
(n) (ii)	Consent of Independent Auditors
(s)	Powers of Attorney